[EXECUTIONCOPY]







                 TRIANGLE PACIFIC CORP.,
                                   Issuer

                           and


          AMERITRUST TEXAS NATIONAL ASSOCIATION,
                                   Trustee


                     _______________


                        INDENTURE



                Dated as of August 1, 1993


                     _______________



                       $160,000,000


                10-1/2% Senior Notes due 2003















L1103/WP88/03AV18

                          TABLE OF CONTENTS

.Begin Table C.

ARTICLE  I   -  DEFINITIONS   AND   INCORPORATION   BY
     REFERENCE............................................1

     SECTION 1.1...............................Definitions.
          1
     SECTION 1.2.........Incorporation by Reference of TIA.
          19
     SECTION 1.3.....................Rules of Construction.
          19

ARTICLE II - THE SECURITIES..............................20

     SECTION 2.1...........................Form and Dating.
          20
     SECTION 2.2..............Execution and Authentication.
          20
     SECTION 2.3 Registrar and Paying Agent..............21
     SECTION 2.4.............Paying Agent to Hold Assets in
          Trust. 22
     SECTION 2.5......................Securityholder Lists.
          22
     SECTION 2.6.....................Transfer and Exchange.
          22
     SECTION 2.7....................Replacement Securities.
          23
     SECTION 2.8....................Outstanding Securities.
          23
     SECTION 2.9.......................Treasury Securities.
          24
     SECTION 2.10.....................Temporary Securities.
          24
     SECTION 2.11.............................Cancellation.
          24
     SECTION 2.12.......................Defaulted Interest.
          25

ARTICLE III - REDEMPTION.................................25

     SECTION 3.1.......................Right of Redemption.
          25
     SECTION 3.2........................Notices to Trustee.
          26





L1103/WP88/03AV18
                            2

     SECTION 3.3..............Selection of Securities to Be
          Redeemed.......................................26
     SECTION 3.4......................Notice of Redemption.
          26
     SECTION 3.5...............Deposit of Redemption Price.
          28
     SECTION 3.6........Payment of Securities on Redemption
          Date.  28
     SECTION 3.7...............Securities Redeemed in Part.
          28

ARTICLE IV - COVENANTS...................................29

     SECTION 4.1.....................Payment of Securities.
          29
     SECTION 4.2...........Maintenance of Office or Agency.
          29
     SECTION 4.3.......................Corporate Existence.
          30
     SECTION 4.4.........Payment of Taxes and Other Claims.
          30
     SECTION 4.5..............Maintenance of Properties and
          Insurance......................................30
     SECTION 4.6.        Limitations on  Incurrence of
                 Additional
                 Indebtedness............................31
     SECTION 4.7.........Limitation on Restricted Payments.
          34
     SECTION 4.8.......................Limitation on Liens.
          35
     SECTION 4.9............Limitations on Sales of Assets.
          35
     SECTION 4.10...........Limitation on Transactions with
          Affiliates.....................................40

     SECTION 4.11.       Limitations  on   Restricting
          Subsidiary
                 Dividends...............................41
     SECTION 4.12        Limitation  on   Issuance  of
          Preferred Stock by
                 Subsidiaries............................41
     SECTION 4.13..............................SEC Reports.
          41
     SECTION 4.14.........Compliance Certificate; Notice of
          Default........................................42
     SECTION 4.15........Waiver of Stay, Extension or Usury
          Laws.  43





L1103/WP88/03AV18
                            3

ARTICLE V - SUCCESSOR CORPORATION........................43
     SECTION 5.1...............When Company May Merge, Etc.
          43
     SECTION 5.2.........Successor Corporation Substituted.
          45

ARTICLE VI - EVENTS OF DEFAULT AND REMEDIES..............45

     SECTION 6.1.........................Events of Default.
          45
     SECTION 6.2.............Acceleration of Maturity Date;
                 Rescission and Annulment................47
     SECTION 6.3.        Collection  of   Indebtedness
                 and Suits for
                 Enforcement by Trustee..................49
     SECTION 6.4..........Trustee May File Proofs of Claim.
          49
     SECTION 6.5.        Trustee  May  Enforce  Claims
                 Without Possession
                 of Securities...........................50
     SECTION 6.6................................Priorities.
                 51
     SECTION 6.7..........Limitation on Suits and Remedies.
                 51
     SECTION 6.8.        Unconditional    Right     of
                 Holders to Receive
                 Principal, Premium and Interest.........52
     SECTION 6.9............Rights and Remedies Cumulative.
          52
     SECTION 6.10.............Delay or Omission Not Waiver.
          52
     SECTION 6.11.......................Control by Holders.
          53
     SECTION 6.12........................Waiver of Default.
          53
     SECTION 6.13....................Undertaking for Costs.
          54
     SECTION 6.14.......Restoration of Rights and Remedies.
          54

ARTICLE VII - TRUSTEE....................................54

     SECTION 7.1.........................Duties of Trustee.
          54
     SECTION 7.2.........................Rights of Trustee.
          56





L1103/WP88/03AV18
                            4

     SECTION 7.3..............Individual Rights of Trustee.           56
     SECTION 7.4......................Trustee's Disclaimer.
          57
     SECTION 7.5.........................Notice of Default.
          57
     SECTION 7.6.............Reports by Trustee to Holders.
          57
     SECTION 7.7................Compensation and Indemnity.
          57
     SECTION 7.8....................Replacement of Trustee.
          59
     SECTION 7.9..........Successor Trustee by Merger, Etc.
          60
     SECTION 7.10............Eligibility; Disqualification.
          60
     SECTION 7.11.       Preferential  Collection   of
          Claims
                 against Company.........................60

ARTICLE VIII - SATISFACTION AND DISCHARGE................60

     SECTION 8.1.        Satisfaction,  Discharge   of
          the Indenture and
                 Defeasance of the Securities............60
     SECTION 8.2.        Termination  of   Obligations
          Upon Cancellation
                 of the Securities.......................62
     SECTION 8.3...........Survival of Certain Obligations.
          63
     SECTION 8.4............Acknowledgement of Discharge by
          Trustee........................................63
     SECTION 8.5...............Application of Trust Assets.
          63
     SECTION 8.6..................Repayment to the Company.
          64
     SECTION 8.7.............................Reinstatement.
          64

ARTICLE IX - AMENDMENTS, SUPPLEMENTS AND WAIVERS.........65

     SECTION 9.1............Supplemental Indentures Without
                 Consent of Holders......................65
     SECTION 9.2........Amendments, Supplemental Indentures
                 and Waivers with Consent of Holders.
                 65





L1103/WP88/03AV18
                            5

     SECTION 9.3.......................Compliance with TIA.           67
     SECTION 9.4.........Revocation and Effect of Consents.
          67
     SECTION 9.5.................Notation on or Exchange of
          Securities.....................................68
     SECTION 9.6...........Trustee to Sign Amendments, Etc.
          68

ARTICLE X - MEETINGS OF HOLDERS..........................69

     SECTION 10.1........Purposes for Which Meetings May Be
          Called.........................................69
     SECTION 10.2...............Manner of Calling Meetings.
                 69........................................
     SECTION 10.3............Call of Meetings by Company or
                 Holders.................................70
     SECTION 10.4........Who May Attend a Vote at Meetings.
                 70
     SECTION 10.5.       Regulations May  Be  Made  by
                 Trustee;
                 Conduct of the Meeting; Voting Rights;
                 Adjournment.............................70
     SECTION 10.6.......Voting at the Meeting and Record to
          Be Kept........................................71
     SECTION 10.7.       Exercise of Rights of Trustee
                 or holders of
                 Securities May  Not Be Hindered or Delayed
                 by
                 Call of Meeting.........................72

ARTICLE XI - RIGHT TO REQUIRE REPURCHASE UPON A CHANGE
     OF   CONTROL........................................72

     SECTION 11.1.       Repurchase of  Securities  at
          Option of the
                 Holder Upon a Change of Control.........72

ARTICLE XII - MISCELLANEOUS..............................75

     SECTION 12.1.  TIA Controls.........................75
     SECTION 12.2.  Notices..............................75

     SECTION 12.3.   Communications  by  Holders  with
          Other Holders..................................76
     SECTION 12.4.   Certificate  and  Opinion  as  to
          Conditions Precedent...........................76





L1103/WP88/03AV18
                            6

     SECTION 12.5.  Statements Required in Certificate
          or Opinion.....................................76
     SECTION 12.6.   Rules by  Trustee, Paying  Agent,
          Registrar......................................77
     SECTION 12.7.  Legal Holidays.......................77
     SECTION 12.8.  Governing Law........................77
     SECTION 12.9.  No Adverse Interpretation of Other
          Agreements.....................................78
     SECTION 12.10..............No Recourse against Others.
          78
     SECTION 12.11..............................Successors.
          78
     SECTION 12.12.....................Duplicate Originals.
          78
     SECTION 12.13............................Severability.
          79
     SECTION 12.14........Table of Contents, Headings, Etc.
          79
.End Table C.

































L1103/WP88/03AV18
                            7

                        CROSS-REFERENCE TABLE
  TIA                                                  Inde
nture
Section                                             Section
_

310(a)(1)........................................ 7.10
  (a)(2)......................................... 7.10
  (a)(3)......................................... N.A.
  (a)(4)......................................... N.A.
  (a)(5)......................................... 7.10
  (b)............................................      7.8;
7.10; 12.2
  (c)............................................ N.A.
311(a)........................................... 7.11
  (b)............................................ 7.11
  (c)............................................ N.A.
312(a)........................................... 2.5
  (b)............................................ 12.3
  (c)............................................ 12.3
313(a)........................................... 7.6
  (b)(1)......................................... N.A.
  (b)(2)......................................... 7.6
  (c)............................................ 7.6; 12.2
  (d)............................................ 7.6; 12.2
314(a)...........................................     4.13;
12.2
  (b)............................................N.A.
  (c)(1).........................................2.2;  7.2;
12.4
  (c)(2).........................................7.2; 12.4
  (c)(3).........................................N.A.
  (d)............................................N.A.
  (e)............................................12.5
  (f)............................................N.A.
315(a)...........................................7.1(b)
  (b)............................................7.5;  7.6;
12.2
  (c)............................................7.1(a)
  (d)............................................6.11;
7.1(c)
  (e)............................................6.13









L1103/WP88/03AV18
                            8

        TIA                                                  Inde
nture
Section                                             Section
_


316(a) (last sentence)........................... 2.9
  (a)(1)(A)...................................... 6.11
  (a)(1)(B)...................................... 6.12
  (a)(2)......................................... N.A.
  (b)............................................ 6.12; 6.8
317(a)(1)........................................ 6.3
  (a)(2)......................................... 6.4
  (b)............................................ 2.4
318(a)........................................... 12.1

__________

N.A. means Not Applicable
Note:     This Cross-Reference  Table shall  not,  for  any
     purposes, be deemed to be part of the Indenture.






























L1103/WP88/03AV18
                            9

                INDENTURE, dated  as of  August 1,  1993, between
Triangle  Pacific   Corp.,  a   Delaware  corporation,  and
Ameritrust Texas National Association, a national banking association, as Trustee.

          Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the holders of the Company's 10-1/2% Senior Notes due 2003:
                        ARTICLE I

        DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.1.

          "Accounts Receivable"  means, with respect to any
person, all  accounts, contracts or contract rights of such
person and  any other  rights of such person to payment for
goods sold  or leased  or for services rendered, whether or
not  evidenced   by  any   chattel  paper,   documents   or
instruments, together  with (i) all rights and interests of
such person  in any  goods the  sale or lease of which gave
rise to  such accounts, contracts, contract rights or other
rights, including  any security interests or liens therein,
(ii)   all   guaranties,   security   agreements,   leases,
indemnities, warranties and other contracts securing or otherwise relating to such accounts, contracts, contract rights or other rights, and (iii) all chattel paper, documents, instruments, books, records, writings, data bases, information and information media relating to, used or useful in connection with, evidencing, embodying or incorporating such accounts, contracts, contract rights or other rights or the goods the sale or lease of which gave rise thereto.

          "Accumulated Amount" has the meaning specified in
Section 4.9(a).

          "Acquired Indebtedness" means Indebtedness of any
person  existing   at  the   time  such  person  becomes  a
Subsidiary of  the Company  (or such  person is merged into
the Company  or one  of its  Subsidiaries)  or  assumed  in
connection with  the acquisition of assets from such person
by the  Company  or  any  of  its  Subsidiaries,  including
Indebtedness   Incurred   in   connection   with,   or   in
contemplation of, such person becoming a Subsidiary of the Company (but excluding Indebtedness of such person which is extinguished, retired or repaid in connection with such person becoming a Subsidiary of the Company).

          "Affiliate" means,  with respect  to any  person,
any  other   person  directly  or  indirectly  controlling,
controlled by,  or under  direct or indirect common control
with, such  person.   For purposes  of this definition, the
term "control" means the power to direct the management and policies of a person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise.

          "Affiliate Transaction" means, with respect to any person, any sale, lease, transfer or other disposition of any properties, assets or securities to, any purchase or lease of any properties, assets or securities from, or the entering into or amendment of any contract or agreement with or for the benefit of, (i) any Affiliate of such person, (ii) any "person" or "group" (as such terms are used for purposes of Sections 13(d)(3) and 14(d) of the Exchange Act, whether or not applicable) that, directly or indirectly, is the "beneficial owner" (as that term is used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of more than 10% of the Capital Stock of any class of equity securities of such person, (iii) any person who is an Affiliate of any such beneficial owner or (iv) any officer, employee or director of any of the foregoing.

          "Agent" means  any Registrar, Paying Agent or co-
Registrar.

          "Asset Acquisition" means (i) an investment by the Company or any Subsidiary of the Company in any other person pursuant to which such person shall become a Subsidiary of the Company or shall be merged with the Company or any Subsidiary of the Company or (ii) the acquisition by the Company or any Subsidiary of the Company of the assets of any person which constitute substantially all of an operating unit or business of such person.

          "Asset Sale" has the meaning specified in Section
4.9(a).






L1103/WP88/03AV18
                           -2-

          "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

          "Board of  Directors" means,  with respect to any
person, the  Board of  Directors  of  such  person  or  any
committee  of   the  Board  of  Directors  of  such  person
authorized, with respect to any particular matter, to exercise the power of the Board of Directors of such person.

          "Board Resolution" means, with respect to any person, a resolution duly adopted by the Board of Directors of such person and certified as being in full force and effect.

          "Business  Day"   means  any  day  other  than  a
Saturday, Sunday or other day on which banks are required or authorized to close in the City of New York.

          "Capital  Stock"   means,  with  respect  to  any
person, any and all shares, interests, participations or other equivalents (however designated) of capital stock of such person and any rights (other than debt securities convertible into any of the foregoing), warrants or options to purchase any of the foregoing, whether outstanding on the Issue Date or thereafter issued, and includes all Common Stock and Preferred Stock.

          "Capitalized Lease" means, with respect to any person, a lease of property (whether real, personal or mixed) by such person if the obligations of such person thereunder are required to be capitalized for financial reporting purposes in accordance with GAAP.

          "Capitalized  Lease   Obligation"   means,   with
respect to any person, the capitalized amount of the rental obligations under any Capitalized Lease, as determined in accordance with GAAP.

          "Change  of   Control"  means  (i)  a  direct  or
indirect sale, lease, exchange or other transfer of all or substantially all of the assets of the Company, on a consolidated basis, to any "person" or "group" (as such terms are used for purposes of Sections 13(d)(3) and 14(d) of the Exchange Act, whether or not applicable), as an entirety or substantially as an entity in one transaction




L1103/WP88/03AV18
                           -3-

or series  of related  transactions, in  each case with the
effect that the ultimate beneficial owners of the Company's
Capital Stock  having the  right to  vote generally  in  an
election of  directors immediately prior to the transaction
own, directly  or indirectly,  in the aggregate, and in the
same proportion  with respect  to each other, less than 50%
of the  total voting power entitled to vote in the election
of directors, managers or trustees of the transferee entity
immediately after  such transaction,  (ii) any "person"  or
"group" (as  such terms  are used  for purposes of Sections
13(d)(3) and  14(d) of  the Exchange  Act, whether  or  not
applicable), is  or becomes the "beneficial owner" (as that
term is  used in  Rules 13d-3  and 13d-5 under the Exchange
Act, whether  or not applicable, except that a person shall
be deemed to have "beneficial ownership" of all shares that
any such  person has  the right  to acquire,  whether  such
right is  exercisable immediately or only after the passage
of time),  directly or  indirectly, of more than 50% of the
total voting  power in  the aggregate  of  all  classes  of
Capital Stock  then outstanding  of the Company entitled to
vote generally  in elections of directors, (iii) the merger
or consolidation  of  the  Company  with  or  into  another
corporation or  the merger  of another corporation into the
Company  with   the  effect  that  immediately  after  such
transaction any "person" or "group" (as such terms are used
for purposes of Sections 13(d)(3) and 14(d) of the Exchange
Act, whether  or not applicable) of persons holds more than
50% of  the total  voting power  of  the  then  outstanding
securities of  the surviving  corporation of such merger or
consolidation entitled to vote generally in the election of
directors,  managers   or  trustees   of   such   surviving
corporation, or  (iv) during any  period of  24 consecutive
months, individuals  who at  the beginning  of such  period
constituted the Board of Directors of the Company (together
with any  new directors  whose election  by such  Board  or
whose nomination  for election  by the  stockholders of the
Company was  approved by  a  vote  of  a  majority  of  the
directors then still in office who were either directors at
the  beginning   of  such   period  or  whose  election  or
nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office.

          "Change  of   Control  Offer"   has  the  meaning
specified in Section 11.1(b).






L1103/WP88/03AV18
                           -4-

          "Change of Control Payment Date" has the meaning specified in Section 11.1(a).

          "Change  of   Control  Purchase  Price"  has  the
meaning specified in Section 11.1(a).

          "Common Stock" means with respect to any person, any shares, interests, participations or other equivalents
(however designated) of the common stock of such person, whether outstanding on the Issue Date or thereafter issued, and includes all series and classes of such common stock.

          "Company" means the party named as such in this Indenture until a successor replaces it pursuant to the Indenture and thereafter means such successor.

          "Consolidated EBIT"  means, with  respect to  any
person, for  any period,  Consolidated Net  Income of  such
person, plus,  to the  extent Consolidated  Net Income  has
been reduced  thereby, the  sum of  (i) all income taxes of
such person  and its  Subsidiaries paid or accrued for such
period   (other   than   income   taxes   attributable   to
extraordinary, unusual  or non-recurring  gains or  losses)
determined on  a consolidated basis for such person and its
Consolidated Subsidiaries  in accordance  with  GAAP,  (ii)
Consolidated  Interest   Expense  and   (iii)  all  foreign
currency exchange losses less all foreign currency exchange gains, in each case determined on a consolidated basis for such person and its Consolidated Subsidiaries in accordance with GAAP.

          "Consolidated EBITDA"  means, with respect to any
person, for  any period,  the  Consolidated  EBIT  of  such
person, plus the sum of (i) amortization expense (including
write-offs of  deferred financing  costs) and  depreciation
expense,  and   (ii) all  other   non-cash  items  reducing
Consolidated Net  Income of  such person  for such  period,
less all  non-cash items increasing Consolidated Net Income
of such  person   during such  period, all  determined on a
consolidated basis  for such  person and  its  Consolidated
Subsidiaries in accordance with GAAP.

          "Consolidated EBITDA Coverage Ratio" means, with respect to any person, the ratio, on a pro forma basis, of
(i) the Consolidated EBITDA of any person for the Reference
Period immediately  prior to  the date  of the  transaction




L1103/WP88/03AV18
                           -5-

giving rise  to the  need  to  calculate  the  Consolidated
EBITDA Coverage  Ratio (the "Transaction Date") to (ii) the
Consolidated  Fixed   Charges  of   such  person  for  such
Reference Period;  provided, however, that (A) for purposes
of such computation, in calculating Consolidated EBITDA and
Consolidated Fixed  Charges,  (1)  the  Incurrence  of  the
Indebtedness giving  rise to  the  need  to  calculate  the
Consolidated EBITDA  Coverage Ratio  and the application of
the proceeds therefrom shall be assumed to have occurred on
the first  day of  the Reference Period, (2) the Incurrence
of  any   Indebtedness  during   the  Reference  Period  or
subsequent  to  the  Reference  Period  and  prior  to  the
Transaction  Date  and  the  application  of  the  proceeds
therefrom shall  be assumed  to have  occurred on the first
day of  such Reference  Period, (3)  Consolidated  Interest
Expense attributable  to any Indebtedness (whether existing
or being  Incurred) computed  on  a  pro  forma  basis  and
bearing a  floating interest  rate shall  be computed as if
the rate  in effect on the date of computation had been the
applicable rate for the
entire  period,   unless  such   person  or   any  of   its
Subsidiaries is  a party  to  an  Interest  Rate  Agreement
(which will  remain in effect for the 12-month period after
the Transaction  Date) which  has the  effect of fixing the
interest rate  in effect  on the  date of  computation,  in
which case  such rate  (whether higher  or lower)  shall be
used, and  (4) there  shall be  excluded from  Consolidated
Fixed Charges any Consolidated Fixed Charges related to any
Indebtedness which was outstanding during and subsequent to
the  Reference   Period  but  is  not  outstanding  on  the
Transaction Date,  except for  Consolidated  Fixed  Charges
actually Incurred with respect to Indebtedness borrowed (as
adjusted pursuant  to clause  (3)) (x)  under  a  revolving
credit or  similar arrangement to the extent the commitment
thereunder remains in effect on the Transaction Date or (y)
pursuant  to   Section 4.6(e),  and   (B) in   making   any
calculation of the Consolidated EBITDA Ratio for any period
commencing   prior    to    the    Recapitalization,    the
Recapitalization shall be deemed to have taken place on the
first day  of such  period.   For purposes  of  making  the
computation referred  to in  clause (A)  above, Asset Sales
and Asset  Acquisitions which  have been made by any person
which has  become a  Subsidiary of  the Company or has been
merged with  or into  the Company  or any Subsidiary of the
Company during  the Reference  Period or  subsequent to the
Reference Period  and prior  to the  Transaction  Date  and
Asset  Acquisitions   to  be  made  by  the  Company  or  a




L1103/WP88/03AV18
                           -6-

Subsidiary of the Company with the Indebtedness referred to in clause (A)(1) above shall be calculated on a pro forma basis (including all of the calculations referred to in clauses (A)(1) through (A)(4) above) as if such Asset Sales or Asset Acquisitions had occurred on the first day of the Reference Period.

          "Consolidated Fixed Charges" means, with respect to any person, for any period, the sum of (i) Consolidated
Interest Expense and (ii) the product of (a) cash and non-cash dividends and other payments made in respect of any Subsidiary Preferred Stock and Disqualified Capital Stock of such person and (b) a fraction the numerator of which is one and the denominator of which is one minus the then current effective consolidated Federal, state and local tax rate of such person (expressed as a decimal).

          "Consolidated  Interest   Expense"  means,   with
respect to any person, for any period, the aggregate amount
(without duplication)  of interest  expensed in  accordance
with GAAP  (including, in  accordance  with  the  following
sentence,  interest   attributable  to   Capitalized  Lease
Obligations)  during   such  period   in  respect   of  all
Indebtedness  of   such   person   and   its   Consolidated
Subsidiaries (but including (i) amortization of original issue discount on any Indebtedness, (ii) the interest portion of all deferred payment obligations, calculated in accordance with GAAP, and (iii) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and, the net costs associated with Interest Rate Agreements, in each case to the extent attributable to such period). For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Company to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

          "Consolidated Net Income" means, with respect to any person, for any period, the Net Income of such person and its Consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided, however, that there shall be excluded
(i) the  Net Income of any person other than a Consolidated
Subsidiary in  which such person or any of its Consolidated
Subsidiaries has a joint interest with a third party except to the extent of the amount of dividends or distributions




L1103/WP88/03AV18
                           -7-

actually paid  to such  person or a Consolidated Subsidiary
during such  period, (ii)  except to  the extent includible
pursuant to the foregoing clause (i), the Net Income of any
person accrued prior to the date it becomes a Subsidiary of
such person  or is  merged into  or consolidated  with such
person or  any of  its Subsidiaries  or the  assets of that
person  are   acquired  by   such  person  or  any  of  its
Subsidiaries  (except   that  clause   (ii)  shall  not  be
effective for  any calculation  of the  Consolidated EBITDA
Coverage Ratio  to be  made in  accordance  with  the  last
sentence of the definition of the term "Consolidated EBITDA
Coverage Ratio"  contained in  this Section 1.1), (iii) the
Net Income  of  any  Subsidiary  to  the  extent  that  the
declaration   or    payment   of   dividends   or   similar
distributions or  intercompany loans  or  advances  or  tax
sharing payments  by that Subsidiary to the Company of such
Net Income is not at the time permitted by operation of the
terms  of   its  charter   or  any  agreement,  instrument,
judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any gains or losses attributable to asset sales not in the ordinary course of business (including any sales of Capital Stock),
(v) the cumulative effect of a change in accounting principles and (vi) amounts paid as dividends in cash on Subsidiary Preferred Stock of a Subsidiary of such person.

          "Consolidated Net Worth" means, with respect to any person, the consolidated stockholders' equity of such person and its Consolidated Subsidiaries, as determined in accordance with GAAP, adjusted to exclude (to the extent included in calculating such equity) (a) the amount of equity attributable to any Disqualified Capital Stock and
(b) all upward revaluations and other write-ups in the book value of any asset of such person or a Consolidated
Subsidiary of such person subsequent to the date of this Indenture.

          "Consolidated Subsidiary"  means, with respect to
any person,  each Subsidiary  of such  person (whether  now
existing or  hereafter created  or acquired)  the financial
statements  of   which  shall  be  (or  should  have  been)
consolidated for financial statement reporting purposes with the financial statements of such person in accordance with GAAP.

          "Currency Agreement"  means any  foreign exchange
contract,  currency   swap  agreement   or  other   similar




L1103/WP88/03AV18
                           -8-

agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in currency values.

          "Custodian"   means    any   receiver,   trustee,
assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

          "Disqualified Capital  Stock" means, with respect
to any person, any class or series of Capital Stock of such
person that,  by its  terms or by the terms of any security
into which  it is  convertible or exchangeable, is, or upon
the happening  of an event or the passage of time would be,
(i) required to  be redeemed  or repurchased by such person
or any  of its  Subsidiaries, in whole or in part, prior to
the Stated  Maturity of  the Securities or (ii) convertible
into or  exchangeable for  Capital  Stock  referred  to  in
clause  (i) above   or  Indebtedness   having  a  scheduled
maturity prior to the Stated Maturity of the Securities.

          "Eligible Receivables"  means Accounts Receivable
(net of any valid offsets, counterclaims or defenses or any repurchase obligations or rights of return) which (a) are not past due for more than 60 days and (b) constitute legal, valid and binding obligations of the account debtors obligated thereon and are enforceable against such account debtors in accordance with their respective terms.

          "ERISA"  means  the  Employee  Retirement  Income
Security Act of 1974, as amended from time to time, and any successor statute.

          "Event of  Default" has  the meaning specified in
Section 6.1.

          "Exchange Act"  means the Securities Exchange Act
of  1934,   as  amended,  and  the  rules  and  regulations
promulgated by the SEC thereunder.

          "Final Change of Control Put Date" has the meaning specified in Section 11.1(b).





L1103/WP88/03AV18
                           -9-

          "Final Put  Date" has  the meaning  specified  in
Section 4.9(b).

          "GAAP"  means   generally   accepted   accounting
principles as in effect in the United States as of the date of this Indenture.

          "Guarantee" means,  with respect  to any  person,
any obligation,  contingent or  otherwise, of  such  person
directly or  indirectly guaranteeing  any  Indebtedness  or
other obligation  of any other person and, without limiting
the generality  of the  foregoing, includes any obligation,
direct or indirect, contingent or otherwise, of such person
(i) to  purchase or pay (or advance or supply funds for the
purchase  or   payment  of)   such  Indebtedness  or  other
obligation of such other person (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part). The term "Guarantee" used as a verb has a correlative meaning.

          "holder" or "holder of Securities" means the person in whose name a Security is registered on the Registrar's books.

          "Incur" has  the  meaning  specified  in  Section
4.6(a).

          "Incurrence Date"  has the  meaning specified  in
Section 4.6(b).

          "Indebtedness" means,  with respect to any person
at any  date, without  duplication, (a)  all obligations of
such person  (i) in  respect of  borrowed money (whether or
not the  recourse of  the lender  is to  the whole  of  the
assets of  such person  or only to a portion thereof), (ii)
evidenced  by   bonds,   notes,   debentures   or   similar
instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services
(other than trade accounts payable arising in the ordinary course of business), (iv) evidenced by bankers' acceptances




L1103/WP88/03AV18
                           -10-

or similar instruments issued or accepted by banks, (v) for
the payment of money relating to Capitalized Leases or (vi)
evidenced  by   a  letter  of  credit  or  a  reimbursement
obligation of  such person  with respect  to any  letter of
credit; (b) all  Indebtedness of other persons secured by a
Lien to  which the  property or  assets (including, but not
limited to,  leasehold interests  and any other tangible or
intangible property  rights) of  such person  are  subject,
whether or  not the  obligations secured thereby shall have
been assumed  by or shall otherwise be a legal liability of
such person;  provided,  however,  that,  for  purposes  of
determining the  amount of  any Indebtedness  of  the  type
described in  this clause  (b), if recourse with respect to
such indebtedness  is limited  to such asset, the amount of
such indebtedness shall be limited to the fair market value
of such  asset;  (c)  all  Indebtedness  of  other  persons
Guaranteed by  such person;  (d) all  Disqualified  Capital
Stock of  such person,  which  Disqualified  Capital  Stock
shall  be  valued  at  the  greater  of  its  voluntary  or
involuntary liquidation preference, plus accrued and unpaid
dividends; (e)  to the extent not otherwise included in the
preceding clauses  (a), (b),  (c) or (d), obligations under
Currency  Agreements  and  Interest  Rate  Agreements;  and
(f) any   and    all   deferrals,   renewals,   extensions,
refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b), (c), (d) or (e), or this clause (f), whether or not between or among the same parties.

          "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

          "Independent   Financial    Advisor"   means    a
nationally recognized  investment banking  firm which  does
not  (and   whose  directors,   officers,   employees   and
Affiliates do  not) have  a  direct  or  indirect  material
financial  interest   in  the   Company  or   any  of   its
Subsidiaries  and   which  is   otherwise  independent  and
qualified to perform the task for which such firm is being engaged.

          "Interest Payment Date" means the stated due date of an installment of interest on the Securities.

L1103/WP88/03AV18
                           -11-

          "Interest Rate Agreement" means any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge arrangement to which the Company or any of its Subsidiaries is or becomes a party or a beneficiary.

          "Inventory" means,  with respect to a person, any
and all  of the goods, merchandise, inventory and all other
personal property  (including goods  in  transit)  of  such
person wheresoever located, which are or may be at any time
held for  sale or  lease, furnished  under any  contract of
service, or  held as  raw materials,  work  in  process  or
supplies or  materials used  or consumed  in such  person's
business and  all documents  of title  or  other  documents
representing the same, together with all accessions thereto
or products  thereof  and  all  chattel  paper,  documents,
instruments,  books,   records,   writings,   data   bases,
information and  information media  relating  to,  used  or
useful  in   connection  with,   evidencing,  embodying  or
incorporating the foregoing.

          "Issue Date" means the date of first issuance of the Securities under this Indenture.

          "Legal  Holiday"  has  the  meaning  provided  in
Section 12.7.

          "Lien" means  any mortgage, lien, pledge, charge,
security interest or other encumbrance of any kind, whether
or  not   filed,  recorded  or  otherwise  perfected  under
applicable law  (including any  conditional sale  or  other
title  retention   agreement  and   any  lease   deemed  to
constitute a security interest and any option or other agreement to give any security interest).

          "Maturity Date"  means, when used with respect to
any Security,  the date  on which  the  principal  of  such
Security becomes  due and  payable  as  therein  or  herein
provided, whether at the Stated Maturity, Change of Control
Payment  Date,   Purchase  Date   or  by   declaration   of
acceleration, call for redemption or otherwise.

          "Net Cash Proceeds" means, when used with respect to any Asset Sale, the aggregate amount of U.S. Legal
Tender received by the Company and its Subsidiaries from such Asset Sale, less the sum of all legal, title and recording expenses, commissions and other fees and expenses




L1103/WP88/03AV18
                           -12-

incurred in  connection with such Asset Sale, including the
amount (estimated  reasonably and  in  good  faith  by  the
Company) of  all federal,  state, provincial,  foreign  and
local taxes  required to  be accrued  as a  liability under
GAAP as  a consequence  of such  Asset  Sale,  and  less  a
reasonable  reserve   for  the   after-tax  cost   of   any
indemnification    payments    (fixed    and    contingent)
attributable to the seller's indemnities to the purchaser undertaken by the Company or any of its Subsidiaries in connection with such Asset Sale, and less all payments made on any Indebtedness which is secured by such property, in accordance with the terms of any Lien upon or with respect to such property or which must by its terms or by applicable law be repaid out of the proceeds from such Asset Sale, and less all distributions and other payments made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale.

          "Net Income" of any person, for any period, means
the net  income (loss)  of such  person  for  such  period,
determined   in   accordance   with   GAAP,   except   that
extraordinary  or   nonrecurring  gains   and  losses,   as
determined in accordance with GAAP, shall be excluded.

          "New Credit Facility" means the Credit Agreement,
dated as  of August 4,  1993, among  the Company, the banks
and    other  financial  institutions  named  therein,  and
Citicorp USA,  Inc., as  co-agent, and  The  Bank  of  Nova
Scotia, as agent, as the same may be supplemented, amended or restated from time to time.

          "Offer  Amount"  has  the  meaning  specified  in
Section 4.9(b).

          "Offer  Price"   has  the  meaning  specified  in
Section 4.9(b).

          "Offer to Purchase" means any offer made by the Company to holders of the Securities required by the provisions of Section 4.9(a) and made pursuant to the provisions of Section 4.9(b).

          "Officer" means, with respect to the Company, the Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller or the Secretary of the Company.




L1103/WP88/03AV18
                           -13-

          "Officer's Certificate" means, with respect to the Company, a certificate signed by two Officers or by an Officer and an Assistant Secretary of the Company and otherwise complying with the requirements of Sections 12.4 and 12.5.

          "Old Debentures"  means the Company's outstanding
12-1/2%  Senior   Subordinated  Debentures   due  1998  issued
pursuant to the Old Debenture Indenture.

          "Old Debenture Indenture" means the Indenture, dated as of June 19, 1986, between the Company and Manufacturers Hanover Trust Company, as trustee, relating to the Old Debentures.

          "Old Financing  Agreements" means  (a) the Credit
and Guaranty  Agreement, dated  as of  September  9,  1988,
among the  Company, TPC  Holding Corp.,  Pacific Corp., the
financial institutions  parties thereto and Morgan Guaranty
Trust  Company  of  New  York,  as  agent,  as  amended  or
otherwise modified  from time  to time and in effect on the
Issue Date,  and (b)  the Senior  Note Purchase  Agreement,
dated as  of September  9, 1988,  among  the  Company,  TPC
Holding Corp.,  Teachers Insurance  and Annuity Association
of  America,   AIG  Life  Insurance  Company  and  American
International Life Assurance Company of New York, as amended or otherwise modified from time to time and in effect on the Issue Date.

          "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee complying with the requirements of Sections 12.4 and 12.5.
Unless otherwise required by the Trustee, the counsel may be an employee of, or counsel to, the Company.

          "Paying  Agent"  has  the  meaning  specified  in
Section 2.3.

          "Permitted Business" means any line of business conducted by the Company or any of its Subsidiaries on the Issue Date and any other line of business that is an extension of or is substantially similar to any such line of business as determined in good faith by the Board of Directors of the Company.






L1103/WP88/03AV18
                           -14-

          "Permitted Liens"  means  (i)  Liens  granted  on
Inventory and  Accounts Receivable  and  the  products  and
proceeds  thereof   (including  proceeds  which  constitute
property of  the types  described in the definitions of the
terms "Inventory"  and "Accounts  Receivable" contained  in
this Section  1.1, proceeds  deposited  in  any  collateral
account  or   lock  box  of  the  Company  or  any  of  its
Subsidiaries for  the benefit  of the  lenders party to any
Working Capital Facility, all payments under insurance with
respect  to   Inventory  and  any  indemnity,  warranty  or
guaranty  payable  by  reason  of  loss  or  damage  to  or
otherwise with  respect to  any of the foregoing) to secure
any  Working  Capital  Financing;  (ii)  Liens  for  taxes,
assessments,  government   charges  or   claims   not   yet
delinquent or  which are  being contested  in good faith by
appropriate proceedings  promptly instituted and diligently
conducted if  adequate reserves  with respect  thereto  are
maintained on  the books  and records  of the  Company or a
Subsidiary of  the Company  in accordance  with GAAP and so
long as  no item  or portion of property subject thereto is
in jeopardy  of being  seized, levied  upon  or  forfeited;
(iii) statutory Liens of carriers, warehousemen, mechanics,
suppliers, materialmen,  landlords or  repairmen  or  other
like Liens  arising in  the ordinary course of business and
deposits made  to obtain  the release  of such Liens if the
underlying obligations  are not  overdue or  such Liens are
being contested  in good  faith by  appropriate proceedings
promptly instituted  and diligently  conducted and adequate
reserves with  respect thereto  are maintained on the books
and records  of the  Company or a Subsidiary of the Company
in accordance  with GAAP  and so long as no item or portion
of property subject thereto is in jeopardy of being seized,
levied upon  or forfeited;  (iv) Liens incurred or deposits
made to  secure the  performance of bids, surety and appeal
bonds,  performance  or  return  of  money  bonds,  leases,
statutory obligations,  tenders, governmental contracts and
other similar  obligations incurred  in the ordinary course
of business  (exclusive of  obligations for  the payment of
Indebtedness); (v)  attachment or judgment Liens arising by
operation of law, except to the extent that such Liens give
rise to  an Event  of Default; (vi) rights of a bank to set
off deposits  against debts  owed to  such bank;  (vii) any
title or other interest of a lessor in the property demised
pursuant  to  a  lease;  (viii)  easements,  rights-of-way,
zoning  and   similar  restrictions   and   other   similar
encumbrances or title defects which do not in any case materially detract from the value of the property subject




L1103/WP88/03AV18
                           -15-

thereto (as  such property  is used  by the Company and its
Subsidiaries) or interfere with the ordinary conduct of the
business of  the Company  or  its  Subsidiaries;  provided,
however, that  such Liens  are not  incurred in  connection
with any  borrowing of  money or any commitment to loan any
money  or   to  extend  any  credit;  (ix)  Liens  securing
Indebtedness to  the extent  existing on  the  Issue  Date,
after giving  effect to the Recapitalization; (x) customary
Liens incurred  or deposits  made in the ordinary course of
business  in   connection   with   workers'   compensation,
unemployment insurance  and other  types of social security
legislation  or   regulations;  (xi)  Liens  consisting  of
mortgages or  pledges by  Subsidiaries of  the  Company  in
favor of  the Company  or a  Wholly Owned Subsidiary of the
Company as  security for  Indebtedness owing by them solely
to the  Company or  its Wholly  Owned  Subsidiaries;  (xii)
purchase money mortgages, purchase money security interests
or other Liens securing Purchase Money Obligations incurred
in respect of property acquired or purchased by the Company
or any of its Subsidiaries at any time after the Issue Date
("Acquired Property")  and other  Indebtedness incurred for
the purpose  of financing the construction of properties or
fixed improvements  at any  time after  the Issue  Date  as
permitted pursuant  to Section  4.6(i); provided,  however,
that such purchase money mortgages, purchase money security
interests and  other Liens  shall not encumber or extend to
any property  or assets  of  the  Company  or  any  of  its
Subsidiaries other  than Acquired Property or facilities or
fixed improvements  which are constructed by the Company or
any of  its Subsidiaries  at any time after the Issue Date,
in each  case together with accessions and fixtures thereto
(it being  understood that any Liens so granted on Acquired
Property  may   also  extend   to   facilities   or   fixed
improvements constructed  thereon and  any Liens so granted
on facilities  and improvements may also encumber or extend
to Acquired  Property on  which such  facilities  or  fixed
improvements are  constructed, in  each case so long as (a)
all such Liens are entered into within the period specified
in clause (i) of the definition of the term "Purchase Money
Obligations" contained  in this  Section 1.1  and  (b)  the
Indebtedness secured  by such  Liens meets  the  conditions
specified in  clauses (ii)  and (iii)  of the definition of
the term  "Purchase Money  Obligations" contained  in  this
Section 1.1);  (xiii) Liens  pursuant to  Capitalized Lease
Obligations permitted  to be Incurred by the Company or its
Subsidiaries  pursuant   to  Section  4.6(i);  (xiv)  Liens




L1103/WP88/03AV18
                           -16-

securing Acquired Indebtedness permitted to be Incurred  by
the Company or its Subsidiaries pursuant to Section 4.6(i);
(xv) Liens consisting of mortgages of or security interests
in the  property owned  by the  Company on  the Issue  Date
located in  Port Gibson,  Mississippi which  are granted in
connection  with  the  financing  of  the  construction  of
facilities  or   fixed  improvements   thereon;   provided,
however, that  the Indebtedness  secured thereby  shall  be
Incurred in  compliance with Section 4.6 and shall be in an
aggregate amount  at any  time  outstanding  not  exceeding
$3,000,000;  (xvi)   Liens  consisting  of  pledges  of  or
security interests  in equipment  and fixtures  used in the
facilities operated  by  the  Company  on  the  Issue  Date
located in  Auburn, Nebraska  which are  granted to  secure
Indebtedness to state and local governmental authorities or
agencies Incurred  in connection  with the financing of the
construction or  expansion of  such  facilities;  provided,
however, that  the Indebtedness  secured thereby  shall  be
Incurred in  compliance with Section 4.6 and shall be in an
aggregate amount  at any  time  outstanding  not  exceeding
$500,000; (xvii)  Liens securing  Indebtedness Incurred  in
exchange for,  or to  exchange, renew,  refund or  replace,
Indebtedness to  the extent  that  the  Indebtedness  being
exchanged, extended,  renewed,  refunded  or  replaced  was
permitted to  be secured  pursuant to  clause (ix),  (xii),
(xiii), (xiv) or (xv) above;
provided,  however,   that  such   Indebtedness  shall  not
encumber or extend to any property of the Company or its Subsidiaries other than the property theretofore subject thereto; and (xviii) other Liens securing obligations in an aggregate amount at any time not exceeding $500,000, as determined in good faith by the Board of Directors of the Company.

          "Permitted Payment" means, with respect to the Company or any of its Subsidiaries, (i) any dividend, distribution or other payment by the Company or any of its Subsidiaries on Capital Stock to the extent payable solely in Capital Stock (other than Disqualified Capital Stock);
(ii) any dividend, distribution or other payment to the Company or any of its Subsidiaries by any of its or their Subsidiaries; (iii) any defeasance, redemption, purchase or other acquisition or retirement by the Company or any of its Subsidiaries of Capital Stock or Indebtedness that is subordinated in right of payment to the Securities with the net proceeds received by the Company or such Subsidiary from the substantially concurrent sale of its Capital Stock




L1103/WP88/03AV18
                           -17-

(other than  Disqualified  Capital  Stock);  and  (iv)  any
defeasance, redemption,  purchase or  other acquisition  or
retirement by  the Company  or any  of its  Subsidiaries of
Indebtedness that  is subordinated  in right  of payment to
the Securities  with  the  net  proceeds  received  by  the
Company  or   such  Subsidiary   from   the   substantially
concurrent sale of Indebtedness (a) if such Indebtedness is
subordinated in right of payment to the Securities at least
to  the   same  extent  and  in  the  same  manner  as  the
Indebtedness to be retired and (b) if no payments or principal of such Indebtedness by way of sinking fund, amortization, mandatory redemption or otherwise (including defeasance) may be made or required (including, but not limited to, at the option of the holder thereof) in an amount greater than or at a time prior to the amounts and times specified in the Indebtedness being retired and the Weighted Average Life to Maturity of such Indebtedness is greater than the Weighted Average Life to Maturity of the Indebtedness to be retired.

          "person"  means   any  individual,   corporation,
partnership,  joint   venture,   association,   joint-stock
company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          "Plan of  Liquidation" means, with respect to any
person, a  plan that  provides  for,  contemplates  or  the
effectuation  of   which  is  preceded  or  accompanied  by
(whether or not substantially contemporaneously) (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of such person as an entirety or substantially as an entirety and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and all or substantially all of the remaining assets of such person to holders of Capital Stock or a class or classes of Indebtedness of such person.

          "Preferred Stock" means, with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of preferred or preference stock of such person, whether outstanding on the Issue Date or issued thereafter, and includes all series and classes of such preferred or preference stock.







L1103/WP88/03AV18
                           -18-

          "principal" of any Indebtedness (including the Securities) means the principal of such Indebtedness plus any premium, if any, applicable to such Indebtedness.

          "property" means any right or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Prospectus" means the prospectus relating to $160,000,000 principal amount of Securities constituting a part of the Registration Statement on Form S-1 (Commission
File No. 33-64598) filed by the Company with the SEC, in the form first used to confirm sales of Securities (as amended or supplemented, if the Company shall thereafter have furnished any amendments or supplements thereto.)

          "Purchase Date"  has  the  meaning  specified  in
Section 4.9(b).

          "Purchase    Money    Obligation"    means    any
Indebtedness  secured  by  a  Lien  on  Acquired  Property;
provided, however,  that (i)  the purchase money mortgages,
purchase money  security interests  or other  Liens on such
Acquired Property  shall be  entered into  within 180  days
after  the   purchase  or   acquisition  of  such  Acquired
Property; (ii)  the aggregate  outstanding principal amount
of Indebtedness  secured by  such Acquired Property and the
facilities and fixed improvements constructed thereon shall
not at  any time  exceed 80%  of the  aggregate of  (a) the
purchase  price   paid  by   the  Company  or  any  of  its
Subsidiaries for  the Acquired Property and (b) the cost of
the facilities  and fixed  improvements constructed on such
Acquired  Property;   and  (iii)  at  no  time  after  such
Indebtedness has been fully funded shall the aggregate principal amount of the outstanding Indebtedness secured by such Lien be increased.

          "Recapitalization" means  the transactions  to be
consummated on the Issue Date which are described under the
caption  "Recapitalization   Plan"   in   the   Prospectus,
including, but not limited to, (i) the issuance and sale by
the Company  of $160,000,000  aggregate principal amount of
Securities  and   the  application   of  the  net  proceeds
therefrom as described therein, (ii) the issuance and sale by the Company of 6,960,000 shares of its common stock, par value $.01 per share, and the application of the net proceeds therefrom as described therein and (iii) the




L1103/WP88/03AV18
                           -19-

establishment of the New Credit Facility and the initial borrowings of funds thereunder for the purposes described therein.

          "Record Date" means a Record Date specified in the Securities whether or not such Record Date is a Business Day.

          "Redemption Date" means, when used with respect to any Security to be redeemed, the date fixed for such redemption pursuant to this Indenture and Paragraph 5 of the Security.

          "Redemption Price" means, when used with respect to any Security to be redeemed, the redemption price for such redemption specified in Paragraph 5 of the Security.

          "Reference Period" means, with respect to any person, the four full fiscal quarters ended immediately preceding any date upon which any determination is to be made pursuant to the terms of the Securities or the Indenture.

          "Registrar"  has   the   meaning   specified   in
Section 2.3.

          "Restricted Payment"  means, with  respect to any
person, (i)  the declaration  or payment of any dividend or
other distribution  in respect of the Capital Stock of such
person or  any Subsidiary  of such person, (ii) any payment
on account of the purchase, redemption, retirement or other
acquisition or retirement for value of the Capital Stock of
such person  or any Subsidiary of such person, or (iii) any
purchase, redemption,  or other  acquisition or  retirement
for value of, or any payment in respect of any amendment of
the terms  of, or  any  defeasance  of,  any  Indebtedness,
directly or  indirectly, by  such person or a Subsidiary of
such person  prior to the scheduled maturity, any scheduled
repayment of  principal, or scheduled sinking fund payment,
as  the   case  may  be,  of  such  Indebtedness,  if  such
Indebtedness is subordinate in right of payment (whether pursuant to its terms or by operation of law) to the Securities; provided, however, that the term "Restricted
Payment" does not include any Permitted Payment.






L1103/WP88/03AV18
                           -20-

          "SEC"   means   the   Securities   and   Exchange
Commission.

          "Securities" means  the  10-1/2%  Senior  Notes  due
2003, as supplemented from time to time in accordance with the terms hereof, issued under this Indenture.

          "Securities Act"  means  the  Securities  Act  of
1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "Significant Subsidiary"  means, with  respect to
any person  as of  any date,  any Subsidiary of such person
(a) the  value of whose assets, as such assets would appear
on a  consolidated balance sheet of such Subsidiary and its
Consolidated Subsidiaries  prepared as  of the  end of  the
fiscal quarter  next preceding such date in accordance with
GAAP, is  at least  10% of  the value of the assets of such
person and  its Consolidated  Subsidiaries,  determined  as
aforesaid, or  (b) which  has revenues, Consolidated EBITDA
or  Consolidated   Net  Income,   as  such   revenues   and
Consolidated Net  Income would  appear  on  a  consolidated
income statement  of such  Subsidiary and  its Consolidated
Subsidiaries prepared  as of  the end of the fiscal quarter
next  preceding   such  date   in  accordance   with  GAAP,
constituting at  least 10%  of the  revenues,  Consolidated
EBITDA or Consolidated Net Income of such person and its Consolidated Subsidiaries.

          "Stated Maturity" means, when used with respect to any Security, August 1, 2003.

          "Subsidiary" means,  with respect  to any person,
(i) a corporation  a majority  of whose  Capital  Stock  is
directly or  indirectly, owned  by  such  person,  by  such
person and  one or  more Subsidiaries  of such person or by
one or  more Subsidiaries  of such person or (ii) any other
person (other than a corporation) in which such person, one
or more Subsidiaries of such person, or such person and one
or  more   Subsidiaries  of   such  person,   directly   or
indirectly, has at least majority ownership interest.

          "Subsidiary Preferred Stock" means, with respect to any person, any series of Preferred Stock issued by a Subsidiary of such person.





L1103/WP88/03AV18
                           -21-

          "Surviving Person"  has the  meaning specified in
Section 5.1(a).

          "TIA" means  the Trust  Indenture Act of 1939 (15
U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the execution of this Indenture.

          "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

          "Trust Officer"  means  any  officer  within  the
corporate trust  department (or any successor group) of the
Trustee  including   any  vice  president,  assistant  vice
president, secretary, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer of the corporate trust department (or any successor group) of the Trustee to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "U.S.  Government   Obligations"   means   direct
non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

          "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the quotient obtained by dividing (i) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal (or redemption) payment of such Indebtedness multiplied by the amount of such principal (or redemption) payment by (ii) the sum of all principal (or redemption) payments.

L1103/WP88/03AV18
                           -22-

          "Wholly Owned Subsidiary" means, with respect to any person, a Subsidiary of such person all of the Capital
Stock of which is owned by such person.

          "Working  Capital   Facility"  means   a   credit
facility (including,  but not  limited to,  the New  Credit
Facility) which,  if secured, is secured exclusively by any
of Inventory,  Accounts Receivable  and  the  products  and
proceeds  thereof   (including  proceeds  which  constitute
property of  the types  described in the definitions of the
terms "Inventory"  and "Accounts  Receivable" contained  in
this Section  1.1, proceeds  deposited  in  any  collateral
account  or   lock  box  of  the  Company  or  any  of  its
Subsidiaries for  the benefit  of the  lenders party to any
Working Capital Facility, all payments under insurance with
respect  to   Inventory  and  any  indemnity,  warranty  or
guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing) of the Company and its Subsidiaries.

          "Working Capital  Financing" means,  at any time,
the sum  of (i)  the aggregate outstanding principal amount
of all  loans, advances and other extensions of credit made
pursuant to  any Working  Capital Facilities  and (ii)  the
aggregate   amount   of   all   outstanding   reimbursement
obligations in respect of and all amounts available to be drawn under any outstanding letters of credit issued pursuant to any Working Capital Facilities.


          SECTION 1.2.   Incorporation by Reference of TIA.

          Whenever this  Indenture refers to a provision of
the TIA, such provision is incorporated by reference in and
made a  part of  this Indenture.   The  following TIA terms
used in this Indenture have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities.

          "indenture securityholder" means a holder or holder of Securities.

          "indenture to be qualified" means this Indenture.






L1103/WP88/03AV18
                           -23-

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company and any other obligor on the Securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them thereby.

          SECTION 1.3.   Rules of Construction.

          Unless the context otherwise requires:

                    (1)  a term has the meaning assigned to
it;

                    (2)  an   accounting    term   not
          otherwise defined has the meaning assigned to it in accordance with GAAP;

                    (3)  "or" is not exclusive;

                    (4)  words in the singular include
          the plural, and words in the plural include the singular;

                    (5)  provisions      apply      to
          successive events and transactions;

                    (6)  the words  "herein," "hereof"
          and other  words of  similar import refer to
          this Indenture  as a  whole and  not to  any
          particular   Article,   Section   or   other
          subdivision hereof; and

                    (7)  references  to   Sections  or
          Articles  constitute   reference   to   such
          Section or Article in this Indenture, unless stated otherwise.




                        ARTICLE II




L1103/WP88/03AV18
                           -24-

                      THE SECURITIES

          SECTION 2.1.   Form and Dating.

          The Securities  and the  Trustee's certificate of
authentication in respect thereof shall be substantially in
the form  of  Exhibit A  hereto,  which  is  part  of  this
Indenture.   The Securities  may have notations, legends or
endorsements required by law, stock exchange rule or usage.
The Company  shall approve  the form  of the Securities and
any notation,  legend or  endorsement thereon.    Any  such
notations, legends or endorsements not contained in the form of Security attached as Exhibit A hereto shall be delivered in writing to the Trustee. Each Security shall be dated the date of its authentication.

          The terms and provisions contained in the form of
Securities shall constitute, and are hereby expressly made,
a part of this Indenture and, to the extent applicable, the
Company and the Trustee, by their execution and delivery of
this  Indenture,   expressly  agree   to  such   terms  and
provisions and to be bound thereby.

          SECTION 2.2.   Execution and Authentication.

          Two Officers  shall sign,  or one  Officer  shall
sign and  one Officer  shall attest  to, the Securities for
the  Company   by  manual  or  facsimile  signature.    The
Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

          If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless and the Company shall nevertheless be bound by the terms of the Securities and this Indenture.

          A Security shall not be valid until an authorized
signatory of  the Trustee manually signs the certificate of
authentication on  the Security.   The  signature shall  be
conclusive   evidence    that   the   Security   has   been
authenticated pursuant to the terms of this Indenture.






L1103/WP88/03AV18
                           -25-

          The Trustee  shall  authenticate  Securities  for
original issue  in the  aggregate principal amount of up to
$160,000,000 upon  a written  order of  the Company  in the
form  of   an  Officers'   Certificate.     The   Officers'
Certificate shall  specify the  amount of  Securities to be
authenticated and  the date  on which the Securities are to
be  authenticated.    The  aggregate  principal  amount  of
Securities  outstanding   at  any   time  may   not  exceed
$160,000,000, except as provided in Section 2.7. Upon the written order of the Company in the form of an Officers'
Certificate, the Trustee shall authenticate Securities in substitution of Securities originally issued to reflect any name change of the Company.

          The Trustee  may appoint  an authenticating agent
acceptable  to  the  Company  to  authenticate  Securities.
Unless  otherwise   provided   in   the   appointment,   an
authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, an Affiliate of the Company or any of their respective Subsidiaries.

          Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

          SECTION 2.3    Registrar and Paying Agent.

          The Company shall maintain an office or agency in
the Borough  of Manhattan,  The City  of  New  York,  where
Securities may be presented for registration of transfer or
for exchange  ("Registrar") and  an office  or agency where
Securities may  be presented  for payment  ("Paying Agent")
and an  office or  agency where  notices and  demands to or
upon the  Company in  respect  of  the  Securities  may  be
served.  The Company may act as its own Registrar or Paying
Agent, except that, for the purposes of Articles III, VIII,
XI and  Section 4.9, neither  the Company nor any Affiliate
of the  Company shall  act as  Paying Agent.  The Registrar
shall keep  a register  of  the  Securities  and  of  their
transfer and  exchange.   The Company  may have one or more
co-Registrars and  one or  more additional  Paying  Agents.
The term  "Paying Agent"  includes  any  additional  Paying
Agent.   The Company  hereby initially appoints the Trustee




L1103/WP88/03AV18
                           -26-

as the initial Registrar and Paying Agent, and the Trustee hereby initially agrees so to act.

          The  Company  shall  enter  into  an  appropriate
written agency agreement with any Agent not a party to this
Indenture, which  agreement shall  implement the provisions
of this  Indenture that  relate to such Agent.  The Company
shall promptly  notify the  Trustee in  writing of the name
and address  of any  such Agent.   If  the Company fails to
maintain a Registrar or Paying Agent, the Trustee shall act as such.

          SECTION 2.4.   Paying Agent  to  Hold  Assets  in
Trust.

          The Company shall require each Paying Agent other
than the Trustee to agree in writing that each Paying Agent
shall hold  in trust  for the  benefit of  holders  or  the
Trustee all assets held by the Paying Agent for the payment
of principal  of, or  interest on,  the Securities (whether
such assets  have been  distributed to it by the Company or
any other  obligor on the Securities), and shall notify the
Trustee in  writing of  any Default  by the Company (or any
other  obligor  on  the  Securities)  in  making  any  such
payment.   If the  Company or  a Subsidiary  of the Company
acts as  Paying Agent,  it shall  segregate such assets and
hold them  as a  separate trust fund for the benefit of the
holders or  the Trustee.   The  Company  at  any  time  may
require a  Paying Agent to distribute all assets held by it
to the Trustee and account for any assets disbursed and the
Trustee may  at any  time during  the  continuance  of  any
payment Default,  upon written  request to  a Paying Agent,
require such  Paying Agent to distribute all assets held by
it  to   the  Trustee   and  to   account  for  any  assets
distributed.   Upon distribution  to  the  Trustee  of  all
assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent (if other than the Company) shall have no further liability for such assets.

          SECTION 2.5.   Securityholder Lists.

          The Trustee  shall preserve  in as current a form
as is reasonably practicable the most recent list available
to it  of the  names and  addresses of  holders.    If  the
Trustee is not the Registrar, the Company shall furnish to the Trustee in writing on or before the third Business Day preceding each Interest Payment Date and at such other




L1103/WP88/03AV18
                           -27-

times as the Trustee may request a list in such form and as of such date as the Trustee reasonably may require of the names and addresses of holders.

          SECTION 2.6.   Transfer and Exchange.

          When Securities are presented to the Registrar or
a co-Registrar  with a  request to register the transfer of
such Securities or to exchange such Securities for an equal
principal  amount   of  Securities   of  other   authorized
denominations, the Registrar or co-Registrar shall register
the transfer  or make  the exchange  as  requested  if  its
reasonable  requirements  for  such  transaction  are  met;
provided, however,  that  the  Securities  surrendered  for
transfer or  exchange shall be duly endorsed or accompanied
by a  written instrument  of transfer  in  form  reasonably
satisfactory to  the  Company  and  the  Registrar  or  co-
Registrar, duly  executed by  the  holder  thereof  or  his
attorney  duly   authorized  in   writing.      To   permit
registrations of transfers and exchanges, the Company shall
execute and  the Trustee  shall authenticate  Securities at
the Registrar's  or co-Registrar's  request.    No  service
charge shall  be made  for any  registration of transfer or
exchange, but  the Company  may require  payment of  a  sum
sufficient  to  cover  any  transfer  tax,  assessments  or
similar  governmental   charges   payable   in   connection
therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchanges or transfers pursuant to Section 2.10, 3.7, 4.9, 9.5 or 11.1).
The Registrar or co-Registrar shall not be required to register the transfer of or exchange of (a) any security selected for redemption in whole or in part pursuant to
Article III, except the unredeemed portion of any Security being redeemed in part, or (b) any Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Securities and ending at the close of business on the day of such mailing.

          SECTION 2.7.   Replacement Securities.

          If a mutilated Security is surrendered to the Trustee or if the holder of a Security claims and submits an affidavit or other evidence, satisfactory to the Company and the Trustee, to the effect that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement




L1103/WP88/03AV18
                           -28-

Security if the requirements of the Company and the Trustee
are met.   If  required by the Company or the Trustee, such
holder must  provide an  indemnity bond  or other security,
sufficient in  the judgment  of both  the Company  and  the
Trustee, to  protect the  Company, the Trustee or any Agent
from any loss which any of them may suffer if a Security is
replaced.   The Company  may charge  such  holder  for  its
reasonable, out-of-pocket expenses in replacing a Security.

          Every  replacement   Security  is  an  additional
obligation of the Company.

          SECTION 2.8.   Outstanding Securities.

          Securities outstanding  at any  time are  all the
Securities that  have been  authenticated  by  the  Trustee
except those  cancelled by  it, those  delivered to  it for
cancellation and those described in this Section 2.8 as not
outstanding.   A Security  does not cease to be outstanding
because the Company or an Affiliate of the Company holds the Security, except as provided in Section 2.9.

          If a Security is replaced pursuant to Section 2.7
(other  than   a   mutilated   Security   surrendered   for
replacement),  it  ceases  to  be  outstanding  unless  the
Company and  the Trustee receive proof satisfactory to them
that  the   replaced  Security  is  held  by  a  bona  fide
purchaser.   A mutilated  Security ceases to be outstanding
upon surrender of such Security and replacement thereof pursuant to Section 2.7.

          If on  a Redemption Date or the Maturity Date the
Paying Agent (other than the Company or an Affiliate of the
Company)  holds   U.S.  Legal  Tender  or  U.S.  Government
Obligations sufficient to pay all of the principal and interest due on the Securities payable on that date and payment of the Securities called for redemption is not otherwise prohibited, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

          SECTION 2.9.   Treasury Securities.

          In  determining   whether  the   holders  of  the
required principal amount of Securities have concurred in any direction, amendment, supplement, waiver or consent,




L1103/WP88/03AV18
                           -29-

Securities owned by the Company and Affiliates of the Company shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, amendment, supplement, waiver or consent, only Securities that the Trustee knows are so owned shall be disregarded.

          SECTION 2.10.  Temporary Securities.

          Until  definitive   Securities  are   ready   for
delivery, the  Company may  prepare and  the Trustee  shall
authenticate temporary  Securities.   Temporary  Securities
shall be substantially in the form of definitive securities
but may  have variations that the Company reasonably and in
good faith  considers appropriate for temporary Securities.
Without unreasonable  delay, the  Company shall prepare and
the Trustee  shall authenticate  definitive  Securities  in
exchange for temporary Securities.  Until so exchanged, the
temporary Securities  shall in  all respects be entitled to
the  same   benefits  under  this  Indenture  as  permanent
Securities authenticated and delivered hereunder.

          SECTION 2.11.  Cancellation.

          The Company at any time may deliver Securities to
the Trustee for cancellation.  The Registrar and the Paying
Agent  shall   forward  to   the  Trustee   any  Securities
surrendered to them for transfer, exchange or payment.  The
Trustee, or  at the direction of the Trustee, the Registrar
or the Paying Agent (other than the Company or an Affiliate
of the  Company) and  no one else, shall cancel and, at the
written direction  of the  Company, shall  dispose  of  all
Securities surrendered  for transfer,  exchange, payment or
cancellation.   Subject to Section 2.7, the Company may not
issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this
Section 2.11, except as expressly permitted in the form of Securities and as permitted by this Indenture.

          SECTION 2.12   Defaulted Interest.

          If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest, plus (to the extent lawful) interest on the defaulted interest, to the persons who are holders on a subsequent




L1103/WP88/03AV18
                           -30-

special record  date, which date shall be the fifteenth day
next preceding  the date  fixed  by  the  Company  for  the
payment  of   defaulted  interest,   whether  or   not  the
subsequent record date is a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to the Trustee and each holder a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

          SECTION 2.13   Persons Deemed Owners.

          Except as otherwise required by law, prior to the presentment of a Security for registration of transfer, the Company, the Trustee and any Agents shall treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, and interest on, said Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.


                       ARTICLE III

                        REDEMPTION

          SECTION 3.1.   Right of Redemption.

          The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after August 1, 1998, at the Redemption
Prices specified in Paragraph 5 of the form of Securities, in each case, together with accrued and unpaid interest to the Redemption Date. The election by the Company to redeem any Securities pursuant to this Section 3.1 shall be evidenced by a Board Resolution of the Company.

          SECTION 3.2.   Notices to Trustee.

          If  the   Company  elects  to  redeem  Securities
pursuant to Paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed and whether it wants the Trustee to give notice of redemption to the holders.





L1103/WP88/03AV18
                           -31-

                The Company shall give each notice to the Trustee
provided for in this Section 3.2 at least 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

          SECTION 3.3.   Selection  of   Securities  to  Be
Redeemed.

          If less than all of the Securities are to be redeemed pursuant to Paragraph 5 of the Securities, the Trustee shall select the Securities to be redeemed pro rata or by lot or by such other method as the Trustee shall determine to be fair and appropriate and in such manner as complies with any applicable legal and stock exchange requirements.

          The Trustee  shall make  the selection  from  the
Securities  outstanding   and  not  previously  called  for
redemption and shall promptly notify the Company in writing
of the  Securities selected for redemption and, in the case
of  any  Security  selected  for  partial  redemption,  the
principal amount  thereof to  be redeemed.   Securities  in
denominations of $1,000 may be redeemed only in whole.  The
Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000.
Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

          SECTION 3.4.   Notice of Redemption.

          At least 30 days but not more than 60 days before
a Redemption  Date, the  Company shall  mail  a  notice  of
redemption by  first class  mail, postage  prepaid, to  the
Trustee  and   each  holder  whose  Securities  are  to  be
redeemed.  At the Company's request, the Trustee shall give
the notice  of redemption  in the Company's name and at the
Company's  expense.     Each  notice  of  redemption  shall
identify the Securities to be redeemed and shall state:

                    (1)  the Redemption Date;

                    (2)  the     Redemption     Price,
          including the amount of accrued and unpaid interest to be paid upon such redemption;




L1103/WP88/03AV18
                           -32-

                    (3)  the   name,    address    and
          telephone number of the Paying Agent;

                    (4)  that  Securities  called  for
          redemption must be surrendered to the Paying
          Agent at the address specified in such notice to collect the Redemption Price;











































L1103/WP88/03AV18
                           -33-

                    (5)  that,  unless   (a)  the   Company
          defaults in  its obligation to deposit U.S. Legal
          Tender sufficient to pay the Redemption Price and
          accrued and  unpaid interest  on  the  Securities
          called for  redemption with  the Paying  Agent in
          accordance with  Section 3.5  hereof or  (b)  the
          payment of  the Redemption  Price and accrued and
          unpaid interest  is prohibited,  interest on  the
          Securities called for redemption ceases to accrue
          on and  after the  Redemption Date and thereafter
          the only  remaining right  of the holders of such
          Securities  is   to  receive   payment   of   the
          Redemption Price  and accrued and unpaid interest
          upon  surrender   to  the  Paying  Agent  of  the
          Securities called for redemption;

                    (6)  if  any   Security  is  being
          redeemed  in   part,  the   portion  of  the
          principal amount,  equal to  $1,000  or  any
          integral multiple  thereof, of such Security
          to  be   redeemed  and   that,   after   the
          Redemption Date, and upon surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued;

                    (7)  if   less    than   all   the
          Securities   are   to   be   redeemed,   the
          identification of  the particular Securities
          (or portion thereof) to be redeemed, as well
          as the  aggregate principal  amount of  such
          Securities to  be redeemed and the aggregate
          principal  amount   of  Securities   to   be
          outstanding after such partial redemption;

                    (8)  the  CUSIP   number  of   the
          Securities to be redeemed; and

                    (9)  that the notice is being sent
          pursuant to this Section 3.4 and pursuant to
          the  optional   redemption   provisions   of
          Paragraph 5 of the Securities.

          SECTION 3.5.   Deposit of Redemption Price.





L1103/WP88/03AV18
                           -34-

          At  least   two  Business   Days  prior   to  the
Redemption Date,  the Company shall deposit with the Paying
Agent (other  than the  Company  or  an  Affiliate  of  the
Company) U.S. Legal Tender sufficient to pay the Redemption
Price of  all Securities  to be redeemed on such Redemption
Date and  accrued and unpaid interest on such Securities to
the Redemption  Date.   The  Paying  Agent  shall  promptly
return to the Company any U.S. Legal Tender so deposited which is not required for that purpose upon the written request of the Company.

          If  the   Company  complies  with  the  preceding
paragraph and  payment of  the  Redemption  Price  for  the
Securities called  for redemption  and accrued  and  unpaid
interest  thereon   is  not  prohibited,  interest  on  the
Securities to be redeemed will cease to accrue on the applicable Redemption Date, whether or not such Securities are presented for payment. Notwithstanding anything herein to the contrary, if any Security surrendered for redemption in the manner provided in the Securities shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall continue to accrue and be paid from the Redemption Date until such payment is made on the unpaid principal, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in Section 4.1 hereof and the Security.

          SECTION 3.6.   Payment    of     Securities    on
Redemption Date.

          Once notice of redemption is mailed in accordance
with Section  3.4, Securities  called for redemption become
due  and   payable  on  the  Redemption  Date  and  at  the
Redemption Price, together with accrued and unpaid interest
to such  date.   Upon surrender  to the  Trustee or  Paying
Agent, such Securities called for redemption shall be paid at the Redemption Price, together with accrued and unpaid interest thereon to the Redemption Date; provided, however, that if the Redemption Date is after a regular Record Date and on or prior to the next succeeding Interest Payment
Date, the accrued interest shall be payable to the holder of the redeemed Securities registered on the relevant
Record Date;  and provided,  further, that  if a Redemption
Date is  a Legal Holiday, payment shall be made on the next




L1103/WP88/03AV18
                           -35-

succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding
Business Day.

          SECTION 3.7.   Securities Redeemed in Part.

          Upon surrender of a Security that is to be redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the holder, without service charge, a new Security or Securities equal in principal amount to the unredeemed portion of the Security surrendered.


                        ARTICLE IV

                        COVENANTS

          SECTION 4.1.   Payment of Securities.

          The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. An installment of principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds for the benefit of the holders, on or before 10:00 a.m., New
York City time, on that date, U.S. Legal Tender deposited and designated for and sufficient to pay such installment of principal or interest.

          The  Company   shall  pay   interest  on  overdue
principal and on overdue installments of interest at the rate specified in the Securities compounded semi-annually, to the extent lawful.

          SECTION 4.2.   Maintenance of Office or Agency.

          The Company  shall maintain  in  the  Borough  of
Manhattan, The  City of New York, an office or agency where
Securities may  be presented  or surrendered  for  payment,
where Securities  may be  surrendered for  registration  of
transfer or  exchange and  where notices  and demands to or
upon the  Company in  respect of  the Securities  and  this
Indenture may  be served.   The  Company  hereby  initially
designates the  office of  the Trustee located at 5 Hanover




L1103/WP88/03AV18
                           -36-

Square, 10th Floor, New York, New York 10004 as such office
or agency.  The Company shall give prompt written notice to
the  Trustee  of  the  location,  and  any  change  in  the
location, of  such office  or agency.   If  at any time the
Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.2.

          The Company  may also from time to time designate
one or  more other offices or agencies where the Securities
may be  presented  or  surrendered  for  any  or  all  such
purposes  and   may  from   time  to   time  rescind   such
designations; provided,  however, that  no such designation
or rescission  shall in  any manner  relieve the Company of
its obligation  to maintain  an office  or  agency  in  the
Borough of  Manhattan, The  City  of  New  York,  for  such
purposes.   The Company shall give prompt written notice to
the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          SECTION 4.3.   Corporate Existence.

          Subject to  Article V,  the Company  shall do  or
cause to  be done all things necessary to preserve and keep
in full  force and  effect its  corporate existence and the
corporate or other existence of each of its Subsidiaries in
accordance with  the respective organizational documents of
each of  them and  the rights  (charter and  statutory) and
corporate  franchises  of  the  Company  and  each  of  its
Subsidiaries; provided, however, that the Company shall not
be required  to preserve, with respect to itself, any right
or franchise,  and with respect to any of its Subsidiaries,
any such existence, right or franchise, if (a) the Board of
Directors  of   the  Company   shall  determine   that  the
preservation thereof is no longer desirable in the conduct of the business of the Company and (b) the loss thereof is not disadvantageous in any material respect to the holders.

          SECTION 4.4.   Payment of Taxes and Other Claims.

          The Company  shall, and  shall cause  each of its
Subsidiaries to,  pay or  discharge or  cause to be paid or
discharged,  before   the  same  shall  become  delinquent,
(i) all  taxes,   assessments  and   governmental   charges




L1103/WP88/03AV18
                           -37-

(including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any of its Subsidiaries or the properties and assets of the Company or any of its Subsidiaries and (ii) all lawful claims, whether for labor, materials, supplies, services or anything else, which have become due and payable and which by law have or may become a Lien upon the property and assets of the Company or any of its

Subsidiaries; provided, however, that the Company shall not
be required  to pay  or discharge  or cause  to be  paid or
discharged any  such tax, assessment, charge or claim whose
amount, applicability  or validity  is being  contested  in
good  faith   by  appropriate  proceedings  and  for  which
disputed amounts adequate reserves have been established and are maintained on the books of the Company or a Subsidiary of the Company in accordance with GAAP so long as no item or portion of property of the Company or any of its subsidiaries subject thereto is in jeopardy of being seized, levied upon or forfeited.

          SECTION 4.5.   Maintenance  of   Properties   and
Insurance.

          The Company  shall cause  all properties  used or
useful to  the conduct  of its business and the business of
each of  its Subsidiaries to be maintained and kept in good
condition, repair  and working  order (reasonable  wear and
tear excepted)  and supplied  with all  necessary equipment
and shall cause to be made all necessary repairs, renewals,
replacements, betterments  and improvements thereof, all as
in its  reasonable judgment  may be  necessary, so that the
business carried on in connection therewith may be properly
and  advantageously   conducted  at  all  times;  provided,
however, that  nothing contained  in this Section 4.5 shall
prevent the  Company from  discontinuing any  operation  or
maintenance of  any of such properties, or disposing of any
of them,  if such  discontinuance or disposal is (a) in the
judgment  of   the  Board  of  Directors  of  the  Company,
desirable in the conduct of the business of the Company, and (b) not disadvantageous in any material respect to the holders.

          The  Company   shall  provide,  or  cause  to  be
provided,  for   itself  and   each  of  its  Subsidiaries,
insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good




L1103/WP88/03AV18
                           -38-

faith opinion  of the Company, are adequate and appropriate
for the  conduct of  the business  of the  Company and such
Subsidiaries in  a prudent  manner, with reputable insurers
or with  the government  of the United States of America or
an agency or instrumentality thereof, in such amounts, with
such  deductibles,   and  by   such  methods  as  shall  be
customary, in the reasonable, good faith opinion of the Company, and adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner for corporations similarly situated in the industry.

          SECTION 4.6.   Limitations   on   Incurrence   of
Additional Indebtedness

          (a)  Except as set forth in this Section 4.6, the
Company shall  not, and the Company shall not permit any of
its Subsidiaries  to, directly or indirectly, issue, incur,
assume, Guarantee,  become directly  or  indirectly  liable
with  respect  to  (including  as  a  result  of  an  Asset
Acquisition),  or   otherwise   become   responsible   for,
contingently or  otherwise (individually  and collectively,
to "Incur,"  or,  as  appropriate,  an  "Incurrence"),  any
Indebtedness (including  Acquired  Indebtedness)  from  and
after the  Issue Date.   For  purposes of  this  Indenture,
Indebtedness  of   any  person,   which   Indebtedness   is
outstanding at the time such person becomes a Subsidiary of the Company or is merged or consolidated with the Company or a
Subsidiary of the Company, shall (subject to the provisions set forth in the definition of the term "Consolidated
EBITDA Coverage Ratio" contained in Section 1.1) be deemed to have been Incurred by the Company or its Subsidiaries, as the case may be, at the time such person becomes a Subsidiary of the Company or is merged or consolidated with the Company or a Subsidiary of the Company.

          (b)  If (i)  no Default or Event of Default shall
exist and  be continuing at the time of, or would occur, on
a pro forma basis, after giving effect to the Incurrence of
such Indebtedness,  and (ii)  on the date of the Incurrence
of  such   Indebtedness  (the   "Incurrence   Date"),   the
Consolidated EBITDA  Coverage Ratio  of the Company for the
Reference Period immediately preceding the Incurrence Date, on a pro forma basis, after giving effect to the Incurrence of such Indebtedness, would have been (A) at any time prior to August 1, 1995, at least 2.0 to 1 and (B) at any time on




L1103/WP88/03AV18
                           -39-

or after August 1, 1995, 2.25 to 1, then the Company may Incur such Indebtedness.

          (c)  The Company  or any  of its Subsidiaries may
Incur Indebtedness  evidenced by  the Securities  and other
obligations  under   this  Indenture   up  to  the  amounts
specified herein as of the date hereof.

          (d) The Company or any of its Subsidiaries may Incur Indebtedness under the Old Debentures; provided, however, that, on the Issue Date, the Company or the trustee for the Old Debentures on behalf of the Company shall have given irrevocable notice of redemption of all the outstanding Old Debentures in accordance with the terms of the Old Debenture Indenture and shall have deposited the funds necessary to effect such redemption with the trustee for the Old Debentures.

          (e)  The Company may Incur Indebtedness under any
Working  Capital  Facility;  provided,  however,  that  the
amount of Working Capital Financing at any time outstanding
shall not exceed the greater of (i) the aggregate amount of
the commitments  under the New Credit Facility on the Issue
Date or  (ii) the  sum of  (A) 85% of the net book value of
the  Eligible   Receivables  of   the   Company   and   its
Consolidated Subsidiaries,  determined  on  a  consolidated
basis for  the Company and its Consolidated Subsidiaries in
accordance with  GAAP, and (B) 65% of the net book value of
the  Inventory   of  the   Company  and   its  Consolidated
Subsidiaries, determined  on a  consolidated basis  for the
Company and  its Consolidated  Subsidiaries  in  accordance
with GAAP,  less in the case of clauses (i) and (ii) above,
the  aggregate   amount  applied  by  the  Company  to  the
permanent reduction of Working Capital Financing pursuant to clause (C)(y) of Section 4.9(a).

          (f)  Any Subsidiary  of  the  Company  may  Incur
Indebtedness consisting  of Guarantees  of Working  Capital
Financing; provided,  however, that  the obligation  of any
Subsidiary of  the Company  in respect  of such  Guarantees
shall not  at any  time exceed  the net  book value  of the
Accounts  Receivable   and  Inventory  of  such  Subsidiary
pledged to secure such Working Capital Financing.

          (g) Subject to the limitations set forth in paragraph (d) above, the Company or any of its Subsidiaries




L1103/WP88/03AV18
                           -40-

may Incur Indebtedness outstanding on the Issue Date, after
giving effect  to (i)  the repayment  by the Company of the
Indebtedness outstanding under the Old Financing Agreements
and  (ii)   the  redemption  by  the  Company  of  the  Old
Debentures,  in   each  case   as   contemplated   by   the
Recapitalization.

          (h)  The Company  may Incur  Indebtedness to  any
Wholly Owned  Subsidiary of  the Company and any Subsidiary
of the  Company may Incur Indebtedness to the Company or to
a  Wholly   Owned  Subsidiary  of  the  Company;  provided,
however, that the Company or such Subsidiary of the Company, as the case may be, shall not become liable to any person other than the Company or a Wholly Owned Subsidiary of the Company in respect of Indebtedness permitted to be Incurred pursuant to this paragraph (h).

          (i)  The Company  or any  of its Subsidiaries may
Incur  Indebtedness   consisting  of   (i)  Purchase  Money
Obligations for property used in a Permitted Business, (ii)
Indebtedness Incurred  for the  purpose  of  financing  the
construction of  properties or fixed improvements used in a
Permitted Business,  (iii)  Capitalized  Lease  Obligations
Incurred in  connection with  a Permitted Business and (iv)
Acquired  Indebtedness   Incurred  in   connection  with  a
Permitted Business; provided, however, that the amount of Indebtedness Incurred by the Company and its Subsidiaries in any fiscal year pursuant to this paragraph (i) shall not exceed $25,000,000; and provided, further, that any portion of such $25,000,000 which is not so Incurred by the Company and its Subsidiaries in any fiscal year may be carried forward to subsequent fiscal years. Notwithstanding the foregoing, in no event shall the maximum amount that may be Incurred by the Company and its Subsidiaries in any fiscal year pursuant to this paragraph (i) exceed $50,000,000.

          (j) The Company or any of its Subsidiaries may Incur Indebtedness so long as such Indebtedness is Incurred in the ordinary course of business under (i) Interest Rate
Agreements, (ii) Currency Agreements, (iii) appeal bonds, performance bonds, or letters of credit or reimbursement obligations in respect thereof, (iv) letter of credit obligations related to insurance (including self-insurance) or (v) bank over-drafts that are repaid within three
Business Days.






L1103/WP88/03AV18
                           -41-

          (k) The Company may Incur Indebtedness other than that permitted under paragraphs (b), (c), (d), (e),
(f), (g), (h), (i) and (j) above; provided, however, that the aggregate principal amount of Indebtedness outstanding at any time permitted to be Incurred pursuant to this paragraph (k) shall not exceed $20,000,000; and, provided, further that such Indebtedness will rank pari passu with or subordinate in right of payment to the Securities.

          (l) The Company may extend the final maturity or any mandatory redemption date of outstanding Indebtedness permitted under paragraphs (c), (g) or (i) above and may Incur Indebtedness in exchange for, or the proceeds of which are used to refinance, such outstanding Indebtedness in an amount (or, if such new

Indebtedness is  issued at  a price less than the principal
amount thereof, with an original issue price) not to exceed
the  amount   so  exchanged  or  refinanced  (plus  accrued
interest and  fees and expenses related thereto); provided,
however, that  the Indebtedness being extended or exchanged
for, or  the proceeds  of which  are used to refinance, the
Securities or  other Indebtedness  of the  Company which is
pari passu  with or  subordinate in right of payment to the
Securities shall  only be  permitted (a)  if, in  case  the
Indebtedness to  be extended,  exchanged or  refinanced  is
subordinated in  right of  payment to  the Securities, each
new Indebtedness is subordinated in right of payment to the
Securities at  least to  the same  extent and  in the  same
manner as  the Indebtedness  to be  extended, exchanged  or
refinanced and (b) if, in case the Securities are extended,
exchanged or  refinanced in  part or the Indebtedness to be
extended, exchanged  or refinanced  is pari  passu with  or
subordinated to the Securities, no payments of principal of
such Indebtedness  by way  of sinking  fund,  amortization,
mandatory redemption  or otherwise  (including  defeasance)
may be  made or required (including, but not limited to, at
the option of the holder thereof) in an amount greater than
or at  the time prior to the amounts and times specified in
the Indebtedness  being extended,  exchanged or  refinanced
and  the   Weighted  Average   Life  to  Maturity  of  such
Indebtedness is  greater than  the Weighted Average Life to
Maturity of  the Indebtedness  being extended, exchanged or
refinanced; and  provided, further,  that in  no event  may
Indebtedness of  the Company  be refinanced by means of the
Incurrence of  Indebtedness by  any Subsidiary  pursuant to
this paragraph (l).   The  Company may  Incur  Indebtedness




L1103/WP88/03AV18
                           -42-

pursuant to this paragraph (l) not more than three months prior to the application of the proceeds to repay the Indebtedness to be exchanged or refinanced.

          SECTION 4.7.   Limitation on Restricted Payments.

          The Company  shall not, and the Company shall not
permit any  of its Subsidiaries to, directly or indirectly,
make  any  Restricted  Payment,  if,  after  giving  effect
thereto, (a)  a Default  or an  Event of Default shall have
occurred and  be continuing,  (b) the Company  would not be
entitled to Incur $1.00 of additional Indebtedness pursuant
to  Section 4.6(b)  or  (c) the  aggregate  amount  of  all
Restricted  Payments   made  by   the   Company   and   its
Subsidiaries, including  such proposed  Restricted  Payment
(the amount  of any  Restricted Payment not made in cash to
be the  fair market value of any property used therefor, as
determined in  good faith  by the Board of Directors of the
Company and  evidenced by  a Board  Resolution),  from  and
after the Issue Date, shall exceed the sum, if positive, of
(i) 50%  of Consolidated  Net Income of the Company accrued
for the period (taken as one accounting period), commencing
on the  first day  of the  first full  fiscal quarter which
commenced after  the Issue  Date to  and including the last
day of  the first fiscal quarter ended immediately prior to
the date of each calculation (or, in the event Consolidated
Net Income for such period is a deficit, then minus 100% of
such deficit),  minus 100% of the amount of any writedowns,
writeoffs, other  negative evaluations  and other  negative
extraordinary   charges    not   otherwise   reflected   in
Consolidated  Net   Income  during  such  period;  (ii) the
aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Board of Directors of the Company) received by the Company from the substantially concurrent sale or issuance

(other than  to a Subsidiary of the Company) of its Capital
Stock, but excluding the proceeds from the sale or issuance
of (x)  any Capital  Stock convertible into or exchangeable
for (whether  at the  option of  the Company  or the holder
thereof or  upon the  happening of  any event) any security
other than  its Capital  Stock  and  (y)  any  Disqualified
Capital  Stock;   and  (iii)  $5,000,000.    The  foregoing
provisions of this Section 4.7 will not prohibit the payment of any dividend on Capital Stock within 60 days after the date of its declaration or authorization if such dividend or redemption could have been made on the date of




L1103/WP88/03AV18
                           -43-

such declaration or authorization in compliance with the foregoing provisions; provided, however, that the full amount of such dividend will be deducted in the calculation of the aggregate amount of Restricted Payments available to be made by the Company and its Subsidiaries referred to in clause (c) above.

          SECTION 4.8.   Limitation on Liens.

          The Company shall not, and shall not permit any of its Subsidiaries to, create, incur or assume or suffer to exist any Lien upon any of their respective property or assets, whether now owned or hereafter acquired, except for Permitted Liens, unless prior thereto or contemporaneously therewith, the Securities are secured equally and ratably with, or prior to, any other Indebtedness secured by such Lien for so long as such other Indebtedness shall be so secured.


          SECTION 4.9.   Limitations on Sales of Assets.

          (a)  Neither  the   Company  nor   any   of   its
Subsidiaries  shall   in  one   or  a   series  of  related
transactions convey,  sell, transfer,  assign or  otherwise
dispose of,  directly or  indirectly (including  by way  of
merger, consolidation  or sale  and leaseback transaction),
any of its property, business or assets (including any sale
or other  transfer or  issuance of any Capital Stock of any
Subsidiary of the Company whether by the Company or through
the issuance,  sale or  transfer  of  Capital  Stock  by  a
Subsidiary of  the Company) whether owned (or conducted) on
the Issue  Date, or  thereafter acquired (or conducted) (an
"Asset Sale"),  unless (A)  the Company  or such Subsidiary
receives consideration  at the  time of  such Asset Sale at
least equal  to the  fair market value of the Capital Stock
or assets  sold or otherwise disposed of (as determined, in
the case  of any  Asset Sale  involving  Capital  Stock  or
assets with a fair market value in excess of $1,000,000, in
good faith  by the  Board of  Directors of  the Company, as
evidenced by  a Board Resolution delivered to the Trustee);
(B) at least 80% of the value of the consideration for such
Asset  Sale   consists  of  U.S.  Legal  Tender;  provided,
however, that (x) any note or other obligation received by the Company or such Subsidiary for such Asset Sale shall be deemed to be in U.S. Legal Tender, if such note or other obligation is converted into U.S. Legal Tender immediately




L1103/WP88/03AV18
                           -44-

following such  Asset Sale,  and (y) any liabilities of the
Company or  any of  its Wholly Owned Subsidiaries (as shown
on the  most recent  balance sheet  of the  Company or such
Wholly Owned Subsidiary) that are assumed upon the transfer
of any  asset pursuant  to  such  Asset  Sale,  other  than
Indebtedness under  the Securities or this Indenture or any
Indebtedness that  is subordinated  (whether by contract or
by
operation of  law, or otherwise) in right of payment to the
Securities, shall be deemed to be in the form of U.S. Legal
Tender; and  (C) within 180 days from the date of the Asset
Sale, the  Net Cash  Proceeds of such Asset Sale are either
(x) invested in  a Permitted  Business; provided,  however,
that such  an investment  may be  made at any time prior to
360 days from the date of such Asset Sale, if no later than
180 days  from the  date of  such Asset  Sale, the Board of
Directors of  the Company  commits to  make such investment
within such time period, as evidenced by a Board Resolution
delivered to  the Trustee; or (y) applied to the payment of
the principal  amount of  any Working Capital Financing, if
in  connection   with  any   such  payment,   any   related
commitment, standby obligation or the like under the applicable Working Capital Facility shall be permanently reduced by an amount equal to the principal amount so repaid. If such Net Cash Proceeds are not actually applied in accordance with clause (x) or (y) above, or if after the application thereof there remain any Net Cash Proceeds, the Company shall make an Offer to Purchase (as defined below) the Securities.

          Notwithstanding   the    immediately    preceding
paragraph:

                    (i)  the  Company   may  convey,  sell,
          lease, transfer,  assign, or otherwise dispose of
          any or all of its assets, business or property to
          a Wholly  Owned Subsidiary of the Company and any
          Subsidiary  of  the  Company  may  convey,  sell,
          lease, transfer,  assign, or otherwise dispose of
          any or  all of  its assets, business and property
          (upon voluntary  liquidation or otherwise) to the
          Company or  a  Wholly  Owned  Subsidiary  of  the
          Company, in  each  case,  so  long  as  upon  the
          completion  of   such  transaction,  no  item  or
          portion of any assets, business or property involved in such transaction which is material to the Company and its Subsidiaries taken as a whole




L1103/WP88/03AV18
                           -45-

          is in  jeopardy of  being seized,  levied upon or          forfeited;

                    (ii) the Company  and any Subsidiary of
          the  Company   may  in  the  ordinary  course  of
          business, consistent  with past practice, convey,
          sell,  lease,   transfer,  assign   or  otherwise
          dispose of assets acquired and held for resale in the ordinary course of business;

                    (iii)     the Company may convey, sell,
          lease, transfer or otherwise dispose of assets pursuant to and in accordance with the provisions of Article V;

                    (iv) the Company  and its  Subsidiaries
          may, for value, convey, sell, lease, transfer, or
          assign  damaged,   worn  out  or  other  obsolete
          property in the ordinary course of business or other property no longer necessary for the proper conduct of their businesses;

                    (v)  the  Company   and  any   of   its
          Subsidiaries may abandon assets and properties which are no longer useful in their businesses and cannot be sold; and

                    (vi) the Company  and its  Subsidiaries
          may convey, sell, lease, transfer, assign or otherwise dispose of assets to the extent that the aggregate Net Cash Proceeds from all such Asset Sales not otherwise permitted pursuant to clause (i), (ii), (iii), (iv) or (v) above do not exceed $3,000,000 in any fiscal year.

          The  Company   shall  accumulate   all  Net  Cash
Proceeds in excess of the amount provided in clause (vi) of the immediately preceding paragraph, and the aggregate amount of such accumulated Net Cash Proceeds not used for the purposes permitted by this Section 4.9(a) and within the time period provided by this Section 4.9(a) shall be referred to as the "Accumulated Amount." For the purposes of this Section 4.9, the term "Minimum Accumulation Date" means each date on which the Accumulated Amount first exceeds $5,000,000.





L1103/WP88/03AV18
                           -46-

          (b)  Following each  Minimum  Accumulation  Date,
the Company shall make an unconditional offer (an "Offer to
Purchase") to  the holders  pursuant to the notice referred
to below  to purchase,  on a  pro  rata  basis,  Securities
having a principal amount (the "Offer Amount") equal to the
Accumulated Amount, at a purchase price (the "Offer Price")
equal to  100% of principal amount of such Securities, plus
accrued and  unpaid interest  to and including the date the
Securities  tendered   are  purchased   and  paid   for  in
accordance with  this Section 4.9 and including any premium
that would  be payable if the Company were to have, on such
date (or,  on the  earliest date  thereafter on  which  the
Securities may  be redeemed  by the  Company as provided in
Paragraph 5  of the  Securities), redeemed  the  Securities
pursuant to  Article III  and Paragraph 5 of the Securities
(the "Purchase  Date").   Notice of  an Offer  to  Purchase
shall be sent, at least 20 Business Days prior to the Final
Put Date  (as hereinafter defined), by first-class mail, by
the Company  to each holder at its registered address, with
a copy  to the  Trustee.   The notice  to the holders shall
contain  all   information,  instructions   and   materials
required by  applicable law  or otherwise  material to such
holders' decision  to tender  Securities  pursuant  to  the
Offer to  Purchase.   The notice,  which shall  govern  the
terms of the Offer to Purchase, shall state:

               (1)  that the  Offer to  Purchase  is  being
          made pursuant  to such  notice and  this  Section
          4.9;

               (2)  the  Offer   Amount,  the  Offer  Price
          (including  the  amount  of  accrued  and  unpaid
          interest)  and  the  Final  Put  Date    and  the
          purchase date (the "Purchase Date"), which shall be on or prior to 40 Business Days following the Minimum Accumulation Date;

               (3)  that any  Security or  portion  thereof
          not  tendered   and  accepted  for  payment  will
          continue to accrue interest, if interest is then accruing;

               (4)  that, unless  the Company  defaults  in
          depositing U.S.  Legal  Tender  with  the  Paying
          Agent in accordance with the last paragraph of this clause (b), any Security or portion thereof




L1103/WP88/03AV18
                           -47-

          accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest after the
          Purchase Date;

               (5)  that  holders   electing  to   have   a
          Security or portion thereof purchased pursuant to
          an  Offer   to  Purchase   will  be  required  to
          surrender the  Security, with  the form  entitled
          "Election of  Holder to  Require Purchase" on the
          reverse of  the Security completed, to the Paying
          Agent  (which   may  not  for  purposes  of  this
          Section 4.9, notwithstanding  any other provision
          of  this   Indenture,  be   the  Company  or  any
          Affiliate  of   the  Company)   at  the   address
          specified in the notice prior to the close of business on the third Business Day prior to the Purchase Date (the "Final Put Date");

               (6)  that  holders   will  be   entitled  to
          withdraw their elections, in whole or in part, if
          the Paying  Agent (which  may not for purposes of
          this  Section   4.9,  notwithstanding  any  other
          provision of  this Indenture,  be the  Company or
          any Affiliate  of the Company) receives, prior to
          the close  of business  on the  Final Put Date, a
          telegram, telex, facsimile transmission or letter
          setting  forth   the  name  of  the  holder,  the
          principal amount  of the Securities the holder is
          withdrawing and  a statement  containing a manual
          or  facsimile   signature  that  such  holder  is
          withdrawing his election to have such principal amount of Securities purchased;

               (7)  that,  if  Securities  in  a  principal
          amount in excess of the Offer Amount are tendered
          and not  withdrawn, the  Company  shall  purchase
          Securities  on   a  pro  rata  basis  (with  such
          adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000 or integral multiples thereof shall be acquired);

               (8)  that  holders   whose  Securities  were
          purchased only  in part  will  be  issued  a  new
          Security  in   principal  amount   equal  to  the
          unpurchased    portion    of    the    Securities
          surrendered; and




L1103/WP88/03AV18
                           -48-

               (9)  a    brief     description    of    the
          circumstances and relevant facts regarding the Asset Sales.

          Any such Offer to Purchase shall comply with all applicable provisions of Federal and state laws, including
Rule 14e-1 under the Exchange Act and other laws regulating tender offers, if applicable, and any provisions of this Indenture that conflict with such laws shall be deemed to be superseded by the provisions of such laws.

          On or  before a  Purchase Date, the Company shall
(i) accept  for  payment  Securities  or  portions  thereof
properly tendered  pursuant to  the Offer to Purchase on or
prior to  the Final  Put Date  (on  a  pro  rata  basis  if
required pursuant  to Paragraph (7)  above),  (ii)  deposit
with the  Paying Agent  U.S. Legal Tender sufficient to pay
the Offer Price (together with accrued and unpaid interest)
for all  Securities or  portions thereof  so  accepted  and
(iii)  deliver   to  the  Trustee  Securities  so  accepted
together with  an Officers'  Certificate setting  forth the
Securities or  portions  thereof  being  purchased  by  the
Company.   The Paying  Agent shall promptly mail or deliver
to holders  of Securities  or portions  thereof so accepted
payment in  an amount  equal to  the Offer  Price (together
with accrued  and unpaid  interest) for  such Securities or
portions  thereof,   and   the   Trustee   shall   promptly
authenticate and  mail or  deliver to  such holders  a  new
Security equal  in  principal  amount  to  any  unpurchased
portion of the Security surrendered.  Any Securities not so
accepted shall  be promptly  mailed  or  delivered  by  the
Company to  the holder  thereof.   The Company will issue a
public announcement of the results of the Offer to Purchase on or as soon as practicable after the Purchase Date and will furnish a copy of such announcement to the Trustee.

          (c)  If  the   amount  required  to  acquire  all
Securities tendered by holders pursuant to the Offer to Purchase (the "Acceptance Amount") shall be less than the Offer Amount, the excess of the Offer Amount over the Acceptance Amount may be (i) invested in a Permitted
Business or (ii) applied to the repayment, redemption or repurchase of the principal amount of Indebtedness that ranks pari passu in right of payment with the Securities or, in the case of an Asset Sale by a Subsidiary, any




L1103/WP88/03AV18
                           -49-

Indebtedness of  such Subsidiary  or of  any  Wholly  Owned
Subsidiary of  the Company (other than Indebtedness owed to
the Company  or another Subsidiary), and in connection with
any such  payment  any  related  loan  commitment,  standby
facility or  the like  shall be  permanently reduced  by an
amount equal to the principal amount so repaid, redeemed or
repurchased.   Upon consummation  of any  Offer to Purchase
made in accordance with the terms of this Section 4.9, the Accumulated Amount as of the Minimum Accumulation Date shall be reduced to zero and accumulations thereof shall be deemed to recommence from the day next following such Minimum Accumulation Date.

          SECTION 4.10.  Limitation  on  Transactions  with
Affiliates.

          Neither the  Company nor  any of its Subsidiaries
shall make, effect or enter into any Affiliate Transaction,
except  for   transactions  evidenced   by   an   Officers'
Certificate addressed  and delivered to the Trustee stating
that (i)  such Affiliate  Transaction is made in good faith
and (ii)  the terms  of such Affiliate Transaction are fair
and reasonable  to the  Company or  such Subsidiary, as the
case may  be, or,  with respect  to Affiliate  Transactions
between the  Company and  its Subsidiaries, to the Company,
and are  at least  as favorable as the terms which could be
obtained by the Company or such Subsidiary, as the case may
be, or,  with respect to Affiliate Transactions between the
Company  and   its  Subsidiaries,   by  the  Company  in  a
comparable transaction  made on  an arm's length basis with
persons who  are not  affiliated with  the Company  or such
Subsidiary; provided,  however, that  with respect  to  any
Affiliate Transaction  with an  aggregate value  (to either
party) in excess of
$1,000,000, a  majority of  the Board  of Directors  of the
Company (including  a majority of the directors who are not
employees, officers  or Affiliates  of  the  Company)  must
approve  such   transaction  and  such  approval  shall  be
evidenced by  a Board Resolution to the effect set forth in
clause (ii) above; and provided, further, that with respect
to any  Affiliate Transaction  with an  aggregate value (to
either party)  in excess  of $5,000,000,  the Company must,
prior  to   the  consummation  thereof,  obtain  a  written
favorable opinion as to the fairness of such transaction to
the Company  or such Subsidiary, as the case may be, from a
financial point  of  view  from  an  Independent  Financial
Advisor.   Notwithstanding the foregoing, the provisions of




L1103/WP88/03AV18
                           -50-

this Section  4.10 shall  not  apply  to  (w)  transactions
effected pursuant  to an agreement that is in effect on the
Issue Date  in accordance  with the  terms  thereof  as  in
effect on  such date,  (x) transactions exclusively between
or  among   the  Company   and  any  of  its  Wholly  Owned
Subsidiaries, (y) Restricted Payments made in compliance with Section 4.7 and (z) transactions permitted by, and complying with, the provisions of Article V.

          SECTION 4.11.  Limitations     on     Restricting
Subsidiary Dividends.

          Neither the  Company nor  any of its Subsidiaries
may, directly  or indirectly,  create, assume  or suffer to
exist any  consensual encumbrance  or  restriction  on  the
ability of  any Subsidiary  of the Company to pay dividends
or make  other distributions  on the  Capital Stock  of any
Subsidiary of  the Company  or pay  dividends or  any other
obligation to  the Company  or any  of its  Subsidiaries or
otherwise transfer  assets or make or pay loans or advances
to the  Company or  any of  its  Subsidiaries,  except  for
restrictions (a) imposed by this Indenture, (b) existing on
the Issue  Date pursuant  to the  express terms  of the New
Credit Facility  as in  effect on such date or are existing
thereafter under  the terms  of any  other Working  Capital
Facility; provided,  however, that the restrictions imposed
by any  such other Working Capital Facility shall not be in
any respect  more restrictive  than those  existing on  the
Issue Date  pursuant to the express terms of the New Credit
Facility as  in effect  on such  date;   or  (c)  customary
provisions in instruments or agreements, entered into in the ordinary course of business, relating to a Lien created, incurred, or assumed in accordance with Section
4.8 prohibiting the transfer of the property subject to such Lien.

          SECTION 4.12   Limitation    on    Issuance    of
Preferred Stock by Subsidiaries.

          The Company will not permit any Subsidiary to issue, create, assume or otherwise cause or suffer to be outstanding or otherwise exist any Preferred Stock of such Subsidiary, except Preferred Stock held of record and beneficially by the Company or a Wholly Owned Subsidiary of the Company.

          SECTION 4.13.  SEC Reports.




L1103/WP88/03AV18
                           -51-

          (a) The Company shall file with the Trustee, simultaneously with any filing of the same with the SEC, copies of the quarterly and annual reports and the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe), if any, which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange
Act, the Company shall file with the Trustee, at the time it would have been required to file such information with the SEC were it required to do so, financial statements, including any notes thereto (and, in the case of a fiscal year end, an auditors' report by an independent certified public accounting firm of established national reputation), comparable to those which it would have been required to include in such quarterly or annual reports, information, documents or other reports if it had been subject to the requirements of Section 13 or 15(d) of the Exchange Act.
The Company  shall also comply with the other provisions of
Section 314(a) of the TIA.

          (b)  The Company  shall cause  its annual reports
to stockholders  containing audited  consolidated financial
statements and  any quarterly  or other  financial  reports
furnished by  it to  stockholders pursuant  to the Exchange
Act, if any, to be mailed to the holders (no later than the
date such  materials are  mailed or  made available  to its
stockholders) at  their addresses appearing in the register
of Securities  maintained by  the Registrar and shall cause
to be disclosed in financial statements in each such report
the amount  available for  Restricted Payments  pursuant to
Section 4.7  hereof.   If the  Company is  not required  to
furnish annual  or quarterly  reports to  its  stockholders
pursuant to  the Exchange  Act, the Company shall cause its
financial statements  referred to in Section 4.13(a) above,
including any  notes thereto  (and, in the case of a fiscal
year end,  an auditors'  report by an independent certified
public accounting firm of established national reputation),
to be  so mailed  to the  holders within 125 days after the
end of  each of  its fiscal  years and within 50 days after
the end  of each of the first three fiscal quarters of each
fiscal year.   If the Trustee (at the Company's request and
expense) is to mail the foregoing information to the holders, the Company shall supply such information to the Trustee at least three Business Days prior thereto.




L1103/WP88/03AV18
                           -52-


          SECTION 4.14.  Compliance Certificate;  Notice of
Default.

          (a)  The Company  shall deliver  to  the  Trustee
within 120  days after  the  end  of  its  fiscal  year  an
Officers' Certificate  complying with  Section 314(a)(4) of
the TIA and stating that a review of its activities and the
activities of  its Subsidiaries during the preceding fiscal
year has  been made  under the  supervision of  the signing
Officers with a view to determining whether the Company has
kept, observed,  performed and  fulfilled  its  obligations
under this  Indenture and  further stating, as to each such
Officer signing such certificate, whether or not the signer
knows of  any failure  by the  Company or any Subsidiary of
the Company  to comply  with any conditions or covenants in
this Indenture  and, if  such signer  does know  of such  a
failure to  comply, the  certificate  shall  describe  such
failure with  particularity.    The  Officers'  Certificate
shall also notify the Trustee should the relevant fiscal year end on any date other than the current year end date.

          (b) The Company shall deliver to the Trustee within 120 days after the end of each of its fiscal years a written report of a firm of independent certified public accountants with an established national reputation stating that in conducting their audit for such fiscal year, nothing has come to their attention that caused them to believe that the Company or any Subsidiary of the Company was not in compliance with the provisions set forth in Sections 4.6, 4.7, 4.9 and 4.10 of this Indenture.

          (c)  The Company  shall, so  long as  any of  the
Securities  are   outstanding,  deliver   to  the  Trustee,
immediately upon becoming aware of any Default or Event of Default under this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto. The Trustee shall not be deemed to have knowledge of a Default or an Event of Default unless one of its Trust
Officers receives notice of the Default giving rise thereto from the Company or any of the holders.

          SECTION 4.15.  Waiver of Stay, Extension or Usury
Laws.




L1103/WP88/03AV18
                           -53-

          The Company  covenants (to the extent that it may
lawfully do  so) that  it will not at any time insist upon,
plead, or  in any  manner  whatsoever  claim  or  take  the
benefit or  advantage of,  any stay or extension law or any
usury law  or other  law, wherever  enacted, how  or at any
time hereafter in force which would prohibit or forgive the
Company from  paying all or any portion of the principal of
or interest  on the  Securities as  contemplated herein  or
which may  affect the  covenants or the performance of this
Indenture; and  (to the  extent that it may lawfully do so)
the  Company   hereby  expressly   waives  all  benefit  or
advantage of any such law insofar as such law applies to the Securities, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, and will suffer and permit the execution of every such power as though no such law had been enacted.


                        ARTICLE V

                  SUCCESSOR CORPORATION

          SECTION 5.1.  When Company May Merge, Etc.

          (a)  The Company may not, in a single transaction
or   through    a   series    of   related    transactions,
(i) consolidate with or merge with or into any other person
or, directly  or indirectly,  sell, lease, assign, transfer
or convey  all or  substantially all  of its properties and
assets as  an entirety  or substantially  as an entirety to
another  person   or  group   of  affiliated   persons,  or
(ii) adopt a Plan of Liquidation, unless, in either case:


















L1103/WP88/03AV18
                           -54-

                     (1)  the   Company    shall   be    the
          continuing person,  or the  person (if other
          than   the    Company)   formed    by   such
          consolidation or  into which  the Company is
          merged or  to which all or substantially all
          of the  properties and assets of the Company
          are   transferred    as   an   entirety   or
          substantially as an entirety (or, in the case of a Plan of Liquidation, any person to whom assets are transferred) (the Company or such other person being hereinafter referred to as the "Surviving Person") shall be a corporation organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

               (2)  on a  pro forma basis, immediately
          after giving  effect to such transaction and
          the   assumption    of    the    obligations
          contemplated by  clause (1)  above, and  the
          Incurrence  or   issuance   or   anticipated
          Incurrence or  issuance of  any Indebtedness
          or Disqualified Capital Stock to be Incurred
          or  issued   in  connection  therewith,  the
          Surviving   Person    (x)   shall   have   a
          Consolidated Net  Worth equal  to  not  less
          that 100%  of the  Consolidated Net Worth of
          the  Company   immediately   preceding   the
          transaction, and  (y) could Incur  $1.00  of
          additional    Indebtedness    pursuant    to
          Section 4.6(b); provided,  however, that  in
          the case  of  a  merger  of  a  Consolidated
          Subsidiary of  the Company with and into the
          Company or  a Wholly Owned Subsidiary of the
          Company  or   a  sale,   lease,  assignment,
          transfer or  conveyance  by  a  Consolidated
          Subsidiary of all or substantially all of its properties and assets to the Company or a Wholly Owned Subsidiary of the Company, the foregoing provisions of this clause (2) shall not apply if on a pro forma basis,




L1103/WP88/03AV18
                           -55-

          immediately after giving effect to such merger or such sale, lease, assignment, transfer or conveyance, as the case may be, the Consolidated EBITDA Coverage Ratio of the Company is equal to or greater than the Consolidated EBITDA Coverage Ratio of the
          Company immediately prior to such merger or such sale, lease, assignment, transfer or conveyance, as the case may be;










































L1103/WP88/03AV18
                           -56-

                     (3)  immediately before  and, on  a pro
          forma basis, immediately after giving effect to such transaction and the assumption of the obligations as set forth in clause
          (1) above, and to the Incurrence or issuance or anticipated Incurrence or issuance of any Indebtedness to be Incurred or Disqualified Capital Stock to be issued in connection therewith, no Default or Event of Default shall have occurred and be continuing; and

               (4)  the Company  shall have  delivered
          to the  Trustee an Officers' Certificate and
          an Opinion  of Counsel,  each  stating  that
          such consolidation,  merger, assignment,  or
          transfer  and  such  supplemental  indenture
          comply with  this Article  V  and  that  all
          conditions   precedent    herein    provided
          relating  to   such  transaction  have  been
          satisfied.

          (b) For purposes of clause (a), the sale, lease, conveyance, assignment, transfer, or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

          SECTION 5.2.  Successor Corporation Substituted.

          Upon any consolidation or merger, or any transfer
of assets  in accordance  with Section 5.1,  the  Surviving
Person formed  by such  consolidation  or  into  which  the
Company is  merged or  to which such transfer is made shall
succeed to,  and be substituted for, and may exercise every
right and  power of,  the Company under this Indenture with
the same  effect as if such Surviving Person had been named
as the  Company herein.    When  a  Surviving  Person  duly
assumes all of the obligations of the Company pursuant hereto and pursuant to the Securities, the predecessor shall be released from such obligations.





L1103/WP88/03AV18
                           -57-

                        ARTICLE VI
              EVENTS OF DEFAULT AND REMEDIES

          SECTION 6.1.  Events of Default.

          The  term   "Event  of  Default,"  wherever  used
herein, means any one of the following events (whatever the
reason for  such Event  of Default  and whether it shall be
caused voluntarily  or involuntarily  or effected,  without
limitation,  by   operation  of  law  or  pursuant  to  any
judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (1)  a default  in the  payment of
          any  installment   of  interest   upon   any
          Security as and when the same becomes due and payable, and the continuance of such default for a period of 30 days;

                    (2)  a default  in the  payment of
          all or  any part  of the  principal  of  the
          Securities when  and as the same becomes due
          and payable at maturity, upon redemption, by
          declaration  or   otherwise,   including   a
          default in the payment of the Change of Control Purchase Price in accordance with
          Article XI  or the Offer Price in accordance
          with Section 4.9;

                    (3)  a default  in the  observance
          or  performance   of,  or   breach  of,  any
          covenant,  agreement   or  warranty  of  the
          Company contained  in Article XI or Sections
          4.6, 4.7 and 4.9;

                    (4)  a default  in the  observance
          or  performance   of,  or   breach  of,  any
          covenant,  agreement   or  warranty  of  the
          Company contained  in the  Securities or  in
          this Indenture  (other than a default in the
          performance of  any covenant,  agreement  or
          warranty which  is specifically  dealt  with
          elsewhere   in    this   Section 6.1),   and
          continuance of such default or breach for a period of 30 days after there has been




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                           -58-

          given,  by  registered  or  certified  mail,
         return receipt  requested, to the Company by
          the Trustee,  or  to  the  Company  and  the
          Trustee  by  holders  of  at  least  25%  in
          aggregate   principal    amount    of    the
          outstanding Securities, a written notice specifying such default or breach, requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                    (5)  a default  in the  payment of
          all or  any part  of  the  principal  of  or
          interest on,  or a  default under  any bond,
          debenture,  note,   mortgage,  indenture  or
          instrument  under   which  there   is   then
          outstanding any  Indebtedness of the Company
          or any  of  its  Subsidiaries,  whether  now
          existing or  hereafter created,  aggregating
          in excess  of $5,000,000 at any one time, if
          (i)  in   the  case  of  a  failure  to  pay
          principal   of,   or   interest   on,   such
          Indebtedness, such  a failure  would  permit
          the  holders   of   such   Indebtedness   to
          accelerate the  same so  that it becomes due
          and payable  prior to  the date  on which it
          would otherwise have been due and payable or
          (ii) in  the case of any default (other than
          a failure  to pay  principal of, or interest
          on,  such   Indebtedness)  under  any  bond,
          debenture,  note,   mortgage,  indenture  or
          other   instrument    under    which    such
          Indebtedness was issued, such a failure has resulted in the acceleration of the


















L1103/WP88/03AV18
                           -59-

                same so  that it  has become due and payable
          prior  to   the  date   on  which  it  would
          otherwise have been due and payable;

                    (6)  final   judgments   for   the
          payment of  money which,  in the  aggregate,
          exceed $5,000,000  at any  one time shall be
          entered against  the Company  or any  of its
          Subsidiaries  or  any  of  their  respective
          properties   by   a   court   of   competent
          jurisdiction and  shall remain in effect and
          undischarged  for  a  period  (during  which
          execution shall  not be  effectively stayed)
          of 60  days (or,  in the  case of  any  such
          final judgment  which provides  for  payment
          over   time,    which   shall    so   remain
          undischarged beyond any applicable payment date provided therein);

                    (7)  a decree,  judgment, or order
          by a  court of  competent jurisdiction shall
          have been  entered adjudging  the Company or
          any Significant  Subsidiary as  bankrupt  or
          insolvent, or  approving as properly filed a
          petition  seeking   reorganization  of   the
          Company or  any Significant Subsidiary under
          any Bankruptcy Law, and such decree or order
          shall   have   continued   in   effect   and
          undischarged for a period (during which such
          decree or  order shall  not  be  effectively
          stayed) of  60 consecutive days; or a decree
          or   order   of   a   court   of   competent
          jurisdiction  for   the  appointment   of  a
          Custodian of  the Company or any Significant
          Subsidiary, or any substantial part of its assets or property, for the winding up or liquidation of the affairs of any such person, shall have been entered, and such decree or order shall have remained in effect and undischarged for a period (during which such decree or order shall not be effectively stayed) of 60 consecutive days;
          or

                    (8)  the    Company     or     any
          Significant   Subsidiary   shall   institute




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                           -60-

          proceedings to  be adjudicated  a  voluntary
         bankrupt, or  shall consent to the filing of
          a bankruptcy proceeding against it, or shall
          file a petition or answer or consent seeking
          reorganization under  any Bankruptcy Law, or
          shall consent  to the  filing  of  any  such
          petition,   or    shall   consent   to   the
          appointment of a Custodian of the Company or
          any   Significant    Subsidiary,   or    any
          substantial part of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take any corporate action in furtherance of any of the foregoing.

          SECTION 6.2.    Acceleration  of  Maturity  Date;
Rescission and Annulment.

          If an  Event of  Default (other  than an Event of
Default specified  in Section 6.1(7) and (8)) occurs and is
continuing, then,  and  in  every  such  case,  unless  the
principal of  all of  the  Securities  shall  have  already
become due  and payable,  either the Trustee or the holders
of not  less than 25% in aggregate principal amount of then
outstanding Securities,  by a  notice  in  writing  to  the
Company (and  to the  Trustee  if  given  by  holders)  (an
"Acceleration Notice"), may declare all of the principal of
the Securities determined as set forth below, together with
accrued  interest   thereon,  to   be   due   and   payable
immediately.     If  an   Event  of  Default  specified  in
Section 6.1(7) or (8) occurs, all principal of, premium applicable to, and accrued interest on, the Securities shall ipso facto be immediately due and payable on all outstanding Securities without any declaration or other act on the part of the Trustee or the holders.

          At any  time after such acceleration and before a
judgment or  decree for  payment of  the money due has been
obtained by  the Trustee  as hereinafter  provided in  this
Article VI,  the   holders  of   a  majority  in  aggregate
principal amount of then outstanding Securities, by written notice to the Company and the Trustee, may waive, on behalf of all holders, a Default or Event of Default if:





L1103/WP88/03AV18
                           -61-

               (1)  the Company  has paid or deposited
          with the Trustee a sum sufficient to pay

                    (A)  all overdue  interest on  all
          Securities,

                    (B)  the    principal    of    any
          Securities which would become due otherwise than by such declaration of acceleration, and interest thereon at the rate borne by the Securities,

                    (C)  to the extent that payment of
          such  interest   is  lawful,  interest  upon
          overdue interest at the rate borne by the Securities,

                    (D)  all sums  paid or advanced by
          the Trustee hereunder and the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

               (2)  all   Defaults   and   Events   of
          Default, other  than the  non-payment of the
          principal of  Securities which  have  become
          due   solely    by   such   declaration   of
          acceleration, have been cured or waived as provided in Section 6.12.

          SECTION 6.3.    Collection  of  Indebtedness  and
Suits for Enforcement by Trustee.

          The Company covenants that if an Event of Default
in payment  of principal  or interest  specified in clauses
(1) or  (2) of  Section 6.1 occurs  and is  continuing, the
Company shall,  upon demand  of the Trustee, pay to it, for
the benefit  of the  holders of  such Securities, the whole
amount  then   due  and  payable  on  such  Securities  for
principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such




L1103/WP88/03AV18
                           -62-

further amount as shall be sufficient to cover the costs and expenses of collection, including compensation to, and expenses, disbursements and advances of the Trustee, its agents and counsel.

          If  the   Company  fails   to  pay  such  amounts
forthwith upon  such demand,  the Trustee,  in its own name
and as trustee of an express trust in favor of the holders,
may institute  a judicial  proceeding for the collection of
the sums  so due  and unpaid, may prosecute such proceeding
to judgment  or final  decree  and  may  enforce  the  same
against  the   Company  or   any  other  obligor  upon  the
Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 6.4.  Trustee May File Proofs of Claim.

          In case  of the  pendency  of  any  receivership,
insolvency,   liquidation,    bankruptcy,   reorganization,
arrangement,  adjustment,  composition  or  other  judicial
proceeding relative  to the  Company or  any other  obligor
upon the  Securities or  the property  of the Company or of
such  other   obligor  or   their  creditors,  the  Trustee
(irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise to take any and all actions under the TIA, including








L1103/WP88/03AV18
                           -63-

                          (i)  to file  and prove a claim for the
          whole amount of principal and interest owing and unpaid in respect of the Securities and to file
          such  other   papers  or   documents  as  may  be
          necessary or advisable in order to have the claims of the Trustee (including any claim for
          the    reasonable     compensation,     expenses,
          disbursements and advances of the Trustee, its agent and counsel) and of the holders allowed in such judicial proceeding, and

                    (ii) to collect  and receive any moneys
          or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each holder to make such payments to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

          Nothing  herein  contained  shall  be  deemed  to
authorize the  Trustee to authorize or consent to or accept
or  adopt   on  behalf   of  any   holder   any   plan   of
reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any holder thereof or to authorize the Trustee to vote in respect of a claim of any holder in any such proceeding.

          SECTION 6.5.   Trustee May Enforce Claims Without
Possession of Securities.

          All  rights  of  action  and  claims  under  this
Indenture or  the Securities may be prosecuted and enforced
by the  Trustee  without  the  possession  of  any  of  the
Securities or  the production  thereof  in  any  proceeding
relating thereto, and any such proceeding instituted by the
Trustee shall  be brought  in its own name as trustee of an
express trust  in favor of the holders, and any recovery of
judgment  shall,   after  provision   for  the  payment  of
compensation to, and expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable




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                           -64-

benefit of the holders of the Securities in respect of which such judgment has been recovered.

          SECTION 6.6.  Priorities.

          Any money collected by the Trustee pursuant to this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:   To the Trustee in payment of all amounts
due pursuant to Section 7.7;

          SECOND: To the holders in payment of the amounts then due and unpaid for principal of, and interest on, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

          THIRD:   To whomsoever  may be  lawfully entitled
thereto, the remainder, if any.

          SECTION 6.7.  Limitation on Suits and Remedies.

          No holder or holders of any Securities shall have any right to order or direct the Trustee to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or to direct the Trustee in the conduct of any proceeding for any remedy available to the Trustee, unless

                    (A)  such  holder  has  previously
          given written notice to the Trustee of a continuing Event of Default;

                    (B)  the holders  of not less than
          25% in  principal amount of then outstanding
          Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;




L1103/WP88/03AV18
                           -65-

                    (C)  such holder  or holders  have
          furnished  to   the  Trustee   security   or
          indemnity  reasonably  satisfactory  to  the
          Trustee  against  the  costs,  expenses  and
          liabilities to  be incurred   or  reasonably
          probable to be incurred in compliance with such request;

                    (D)  the Trustee for 60 days after
          its receipt of such notice and request and the furnishing of such security or indemnity has failed to institute any such proceeding;
          and

                    (E)  no   direction   inconsistent
          with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Securities;

it being  understood and  intended that no one or more
          holders shall  have any  right in any manner
          whatever by  virtue of,  or by  availing of,
          any provision  of this  Indenture to affect,
          disturb or prejudice the rights of any other
          holders, or  to obtain  or to seek to obtain
          priority  or   preference  over   any  other
          holders or to enforce any right under this

Indenture, except in the manner herein provided and for the equal and ratable benefit of all the holders.

          SECTION 6.8.   Unconditional Right  of Holders to
Receive Principal, Premium and Interest.

          Notwithstanding  any   other  provision  of  this
Indenture, the holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, and interest on, such Security on the Maturity Dates of such payments as expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

          SECTION 6.9.  Rights and Remedies Cumulative.





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                           -66-

          Except as otherwise provided with respect to there placement or payment of mutilated, destroyed, lost or stolen Securities in Section 2.7, no right or remedy herein conferred upon or reserved to the Trustee or to the holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 6.10.  Delay or Omission Not Waiver.

          No delay  or omission  by the  Trustee or  by any
holder of  any Security  to exercise  any right  or  remedy
arising upon any Event of Default shall impair the exercise
of any  such right  or remedy or constitute a waiver of any
such Event  of Default.   Every  right and  remedy given by
this Article VI or by law to the Trustee or to the holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the holders, as the case may be.

          SECTION 6.11.  Control by Holders.

          Subject to  Section 6.7, the holder or holders of
a  majority   in  aggregate   principal  amount   of   then
outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee; provided, however, that

                    (1)  such direction  shall not  be
          in conflict with any rule of law or with this Indenture,

                    (2)  the   Trustee    shall    not
          determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction, and

                    (3)  the  Trustee   may  take  any
          other action  deemed proper  by the  Trustee





L1103/WP88/03AV18
                           -67-

          which  is   not   inconsistent   with   such
          direction.

          SECTION 6.12.  Waiver of Default.

          The holder or holders of not less than a majority in aggregate principal amount of the outstanding Securities may, on behalf of all holders, prior to the declaration of the maturity of the Securities, waive any Default or Event of Default hereunder and its consequences, except a Default or Event of Default

                    (A)  in respect  of the payment of
          the  principal   of,  or  interest  on,  any
          Security as specified in clauses (1) and (2) of Section 6.1, or

                    (B)  in respect  of a  covenant or
          provision hereof which, under Article IX, cannot be modified or amended without the consent of the holder of each outstanding
          Security affected.

          Upon any such waiver, such Default shall cease to
exist, and  any Event of Default arising therefrom shall be
deemed to  have been  cured,  for  every  purpose  of  this
Indenture;  but   no  such   waiver  shall  extend  to  any
subsequent or other Default or impair the exercise of any right arising therefrom.

          SECTION 6.13.  Undertaking for Costs.

          All parties  to this  Indenture  agree,  and
          each  holder   of  any   Security   by   his
          acceptance thereof  shall be  deemed to have
          agreed, that any court may in its discretion
          require, in  any suit for the enforcement of
          any right or remedy under this Indenture, or
          in any  suit against  the  Trustee  for  any
          action taken,  suffered  or  omitted  to  be
          taken by  it as  Trustee, the  filing by any
          party  litigant   in   such   suit   of   an
          undertaking to  pay the  costs of such suit,
          and that  such court  may in  its discretion
          assess    reasonable     costs,    including
          reasonable  attorneys'   fees,  against  any
          party litigant  in  such  suit,  having  due




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                           -68-

          regard to  the merits  and good faith of the
         claims  or   defenses  made  by  such  party
          litigant; but the provisions of this Section
          shall not  apply to  any suit  instituted by
          the Company,  to any  suit instituted by the
          Trustee,  to  any  suit  instituted  by  any
          holder, or  group of holders, holding in the
          aggregate  more   than  10%   in   aggregate
          principal   amount    of   the   outstanding
          Securities, or to any suit instituted by any holder for enforcement of the payment of principal of, or interest on, any

Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

          SECTION 6.14.     Restoration   of   Rights   and
Remedies.

          If the  Trustee or  any holder has instituted any
proceeding to  enforce  any  right  or  remedy  under  this
Indenture and  such proceeding  has  been  discontinued  or
abandoned for  any reason, or has been determined adversely
to the  Trustee or  to such holder, then and in every case,
subject  to  any  determination  in  such  proceeding,  the
Company, the  Trustee and  the holders  shall  be  restored
severally  and   respectively  to  their  former  positions
hereunder and thereafter all rights and remedies of the Trustee and the holders shall continue as though no such proceeding had been instituted.

                       ARTICLE VII

                         TRUSTEE

          The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

          SECTION 7.1.  Duties of Trustee.

          (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as





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a  prudent   person  would   exercise  or   use  under  the
circumstances in the conduct of his own affairs.

          (b) Except during the continuance of a Default or an Event of Default:

                    (1)  The Trustee need perform only
          those duties  as are  specifically set forth
          in this  Indenture and  no  others,  and  no
          covenants or obligations shall be implied in
          or  read   into  this  Indenture  which  are
          adverse to the Trustee.







































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                           -70-

                          (2)  In the  absence of  bad faith
          on its  part, the  Trustee may  conclusively
          rely, as  to the truth of the statements and
          the correctness  of the  opinions  expressed
          therein,  upon   certificates  or   opinions
          furnished to  the Trustee  and conforming to
          the   requirements    of   this   Indenture.
          However,  the   Trustee  shall  examine  the
          certificates  and   opinions  to   determine
          whether  or   not  they   conform   to   the
          requirements of this Indenture.

          (c)  The  Trustee   may  not   be  relieved  from
liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (1)  This paragraph does not limit
          the effect  of paragraph (b) of this Section
          7.1.

                    (2)  The  Trustee   shall  not  be
          liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                    (3)  The  Trustee   shall  not  be
          liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
          Section 6.11.

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or at the request, order or direction of the holders or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), (c), (d) and (f) of this Section 7.1.





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          (f)  The Trustee shall not be liable for interest
on any assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

          SECTION 7.2.  Rights of Trustee.

          Subject to Section 7.1:

          (a)  The  Trustee   may  rely   on  any  document
believed by  it to  be genuine  and to  have been signed or
presented by  the proper  person.   The  Trustee  need  not
investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 12.4 and 12.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

          (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (e)  The Trustee  shall not  be bound to make any
investigation into  the facts  or  matters  stated  in  any
resolution, certificate,  statement,  instrument,  opinion,
notice,   request,   direction,   consent,   order,   bond,
debenture, or  other paper or document, but the Trustee, in
its  discretion,   may  make   such  further   inquiry   or
investigation into such facts or matters as it may see fit.

          (f)  The Trustee  shall be under no obligation to
exercise any  of the  rights or powers vested in it by this
Indenture at  the request, order or direction of any of the
holders, pursuant  to the  provisions  of  this  Indenture,
unless such  holders shall  have furnished  to the  Trustee
security  or   indemnity  reasonably  satisfactory  to  the
Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.




L1103/WP88/03AV18
                           -72-

          SECTION 7.3.  Individual Rights of Trustee.

          The  Trustee  in  its  individual  or  any  other
capacity may  become the owner or pledgee of Securities and
may otherwise  deal with  the Company, its Subsidiaries, or
their respective  Affiliates with  the same rights it would
have if it were
not Trustee.   Any  Agent may do the same with like rights.
However, the Trustee must comply with Sections 7.10 and 7.11.

          SECTION 7.4.  Trustee's Disclaimer.

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities and it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities, other than the Trustee's certificate of authentication, or the use or application of any funds received by a Paying Agent other than the Trustee.

          SECTION 7.5.  Notice of Default.

          If a Default or an Event of Default occurs and is
continuing and  if it  is known to the Trustee, the Trustee
shall mail  to each  holder of  Securities  notice  of  the
uncured Default  or Event  of Default  within 90 days after
such Default  or Event  of Default  occurs.   Except in the
case of a Default or an Event of Default in payment of principal of, or interest on, any Security (including the payment of the Change of Control Purchase Price on the Change of Control Purchase Date, the payment of the Redemption Price on the Redemption Date and the Offer Price on the Purchase Date), the Trustee may withhold the notice if and so long as a Trust Officer in good faith determines that withholding the notice is in the interest of the holder of Securities.

          SECTION 7.6.  Reports by Trustee to Holders.

          If required by the TIA, within 60 days after each May 15, beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each holder of Securities a brief report dated as of such May 15 that





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                           -73-

complies with TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and 313(c).

          The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or automatic quotation system.

          A copy of each report, at the time of its mailing to holder of Securities, shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Securities are listed.

          SECTION 7.7.  Compensation and Indemnity.

          The Company  shall pay  to the Trustee, from time
to time,  reasonable compensation  for its  services.   The
Trustee's compensation  shall not  be limited by any law on
compensation of a trustee of an express trust.  The Company
shall reimburse the Trustee upon request for all reasonable
disbursements, expenses  and advances  incurred or  made by
it.     Such  expenses   shall   include   the   reasonable
compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel.

          The Company  shall indemnify  the Trustee (in its
capacity as  Trustee) and  each of its officers, directors,
attorneys-in-fact and  agents for,  and  hold  it  harmless
against, any  claim, demand,  expense  (including  but  not
limited  to   reasonable  compensation,  disbursements  and
expenses of  the Trustee's  agents and  counsel),  loss  or
liability incurred  by it  without  negligence  or  willful
misconduct on  its part,  arising out  of or  in connection
with the  administration of  this trust  and its  rights or
duties  hereunder   including  the   reasonable  costs  and
expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company shall defend the claim and the Trustee shall provide reasonable cooperation at the Company's expense in the defense. The
Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; provided, that the Company will not be required to pay such fees and expenses if it assumes the Trustee's defense with counsel reasonably acceptable to the Trustee and there is no




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                           -74-

conflict of interest between the Company and the Trustee in
connection with such defense.  The Company need not pay for
any settlement  made without  its  written  consent.    The
Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence or willful misconduct.

          To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal of or interest on particular
Securities.

          When  the  Trustee  incurs  expenses  or  renders
services after  an Event  of Default  specified in  Section
6.1(7) or (8) occurs, the expenses and the compensation for
the  services   are  intended  to  constitute  expenses  of
administration under any Bankruptcy Law.

          The Company's  obligations under this Section 7.7
and  any   lien  arising   hereunder  shall   survive   the
resignation or removal of the Trustee, the discharge of the
Company's obligations  pursuant  to  Article VIII  of  this
Indenture  and   any  rejection   or  termination  of  this
Indenture under any Bankruptcy Law.

          SECTION 7.8.  Replacement of Trustee.

          The Trustee may resign by so notifying the Company in writing. The holder or holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Company and the Trustee in writing and may appoint a successor trustee with the Company's consent. The Company may remove the Trustee if:

                    (1)  the Trustee  fails to  comply with
          Section 7.10;

                    (2)  the   Trustee   is   adjudged
          bankrupt or insolvent;

                    (3)  a  receiver,   Custodian,  or
          other public officer takes charge of the Trustee or its property; or





L1103/WP88/03AV18
                           -75-

                    (4)  the Trustee becomes incapable
          of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the holder or holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          A  successor  Trustee  shall  deliver  a  written
acceptance of  its appointment  to the retiring Trustee and
to the  Company.   Immediately after that and provided that
all sums  owing to  the Trustee provided for in Section 7.7
have been  paid, the  retiring Trustee  shall transfer  all
property held  by it  as Trustee  to the successor Trustee,
subject  to   the  lien   provided  in   Section 7.7,   the
resignation or removal of the retiring Trustee shall become
effective, and  the successor  Trustee shall  have all  the
rights,  powers  and  duties  of  the  Trustee  under  this
Indenture.   A successor  Trustee shall  mail notice of its
succession to each holder.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the holder or holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10,
any  holder   of  Securities  may  petition  any  court  of
competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Notwithstanding  replacement   of   the   Trustee
pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

          SECTION 7.9.  Successor Trustee by Merger, Etc.

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any




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                           -76-

further  act   shall,  if   such  resulting,  surviving  or
transferee corporation is otherwise eligible hereunder, be the successor Trustee.

          SECTION 7.10.  Eligibility; Disqualification.

          The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1) and TIA Section 310(a)(5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

          SECTION 7.11.   Preferential Collection of Claims
against Company.

          The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b).
A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.


                       ARTICLE VIII

                SATISFACTION AND DISCHARGE

          SECTION 8.1.   Satisfaction,  Discharge   of  the
Indenture and Defeasance of the Securities.

          The Company shall be deemed to have paid and discharged the entire Indebtedness on the Securities and the provisions of this Indenture shall cease to be of further effect (subject to Section 8.3), if:

                    (1)  The    Company    irrevocably
          deposits in trust with the Trustee, pursuant
          to  an   irrevocable  trust   and   security
          agreement in  form and  substance reasonably
          satisfactory to  the Trustee, (i) U.S. Legal
          Tender, (ii) U.S. Government Obligations, or
          (iii) a  combination  thereof  which,  after
          payment of  all  Federal,  state  and  local
          taxes or  other charges  or  assessments  in
          respect thereof  payable by the Trustee, are
          in an  amount sufficient  to pay,  or  which
          will  provide,   through  the   payment   of




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                           -77-

          principal and  interest, not  later than one
        day  before  the  due  date  of  payment  in
          respect of the Securities, U.S. Legal Tender
          in an  amount which,  in the  opinion  of  a
          nationally recognized  firm  of  independent
          certified public  accountants expressed in a
          written certification  thereof (in  form and
          substance  reasonably  satisfactory  to  the
          Trustee)  delivered   to  the   Trustee,  is
          sufficient to  pay, the  principal  of,  and
          each  installment   of  interest   on,   the
          Securities then  outstanding on the dates on
          which any  such payments are due and payable
          in  accordance   with  the   terms  of  this
          Indenture and of the Securities;

                    (2)  Such deposits shall not cause
          the Trustee to have a conflicting interest as defined in and for purposes of the TIA;

                    (3)  No  Default   or   Event   of
          Default shall have occurred or be continuing on the date of such deposit or shall occur on or before the 91st day (or one day after such other greater period of time in which any such deposit of trust funds may remain subject to bankruptcy or insolvency laws) after the date of such deposit, and such deposit will not result in a Default or Event of Default under this Indenture or a breach or violation of, or constitute a default under, any other instrument to which the Company or any Subsidiary of the Company is a party or by which it or its property is bound;

                    (4)  The deposit,  defeasance  and
          discharge will  not be deemed, or result in,
          a  Federal   income  taxable  event  to  the
          holders of the Securities and the holders will be subject to Federal income tax in the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;





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                           -78-

                    (5)  The deposit  shall not result
         in the Company, the Trustee or the trust becoming an "investment company" under the Investment Company Act of 1940;

                    (6)  After the  passage of 90 days
          (or any  greater period of time in which any
          such  deposit  of  trust  funds  may  remain
          subject to  Bankruptcy Laws insofar as those
          laws apply  to the  Company)  following  the
          deposit of  the trust funds, such funds will
          not  be   subject  to  any  Bankruptcy  Laws
          affecting creditors' rights generally;

                    (7)  Holders  of   the  Securities
          will  have   a  valid,  perfected  and  non-
          avoidable first-priority security interest in the trust funds; and

                    (8)  The Company  has delivered to
          the Trustee an Officers' Certificate and an Opinion of Counsel (who may be outside counsel to the Company, but not an employee of the Company), each in form and substance satisfactory to the Trustee, stating that all conditions precedent specified herein relating to the defeasance contemplated by this Section 8.1 have been complied with.

          In the event all or any portion of the Securities are to be redeemed through such irrevocable trust, the Company must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.

          In the event that the Company takes the necessary
action to  comply with  the provisions  described  in  this
Section 8.1 and the Securities are declared due and payable
because of  the occurrence  of an  Event  of  Default,  the
Company will  remain liable  for all  amounts  due  on  the
Securities at  the time of acceleration resulting from such
Event of  Default in  excess of  the amount  of U.S.  Legal
Tender and  U.S  obligations  deposited  with  the  Trustee
pursuant  to   this  Section   8.1  at  the  time  of  such
acceleration.





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                           -79-

                SECTION 8.2.   Termination  of  Obligations  Upon
Cancellation of the Securities.

          In addition to the Company's rights under Section
8.1, the Company may terminate all of their respective obligations under this Indenture (subject to Section 8.3) when:

                    (1)  all  Securities   theretofore
          authenticated  and   delivered  (other  than
          Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.7) have been delivered to the Trustee for cancellation;

                    (2)  the  Company   has  paid   or
          caused to be paid all sums payable hereunder by the Company; and

                    (3)  the Company  has delivered to
          the Trustee  an Officers' Certificate and an
          Opinion of  Counsel, each  stating that  all
          conditions   precedent    specified   herein
          relating to the satisfaction and discharge of this Indenture have been complied with.

          SECTION 8.3.   Survival of Certain Obligations.

          Notwithstanding the satisfaction and discharge of
this Indenture and of the Securities referred to in Section
8.1 or  8.2, the  respective obligations of the Company and
the Trustee  under Sections  2.2, 2.3,  2.4, 2.5, 2.6, 2.7,
2.11, 2.12, Article III, 4.1, 4.2, 4.3, 6.7, 6.8, 7.7, 7.8,
8.5, 8.6, 8.7, 12.1, 12.2, 12.7, 12.8, and this Section 8.3
shall  survive   until  the   Securities  are   no   longer
outstanding, and thereafter the obligations of the Company and the Trustee under Sections 6.8, 7.7, 7.8, 8.5, 8.6, 8.7 and this Section 8.3 shall survive. Nothing contained in this Article VIII shall abrogate any of the obligations or duties of the Trustee under this Indenture.

          SECTION 8.4.   Acknowledgement  of  Discharge  by
Trustee.

          After (i) the conditions of Section 8.1 or 8.2 have been satisfied, (ii) the Company has paid or caused to




L1103/WP88/03AV18
                           -80-

be paid all other sums payable hereunder by the Company and
(iii) the Company has delivered to the Trustee an Officers'
Certificate and  an Opinion  of Counsel,  each stating that
all conditions  precedent referred to in clause (i), above,
relating  to   the  satisfaction   and  discharge  of  this
Indenture have been complied with, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified in Section 8.3.

          SECTION 8.5.   Application of Trust Assets.

          The Trustee  shall hold  any U.S. Legal Tender or
U.S.  Government  Obligations  deposited  with  it  in  the
irrevocable trust established pursuant to Section 8.1.  The
Trustee shall apply the deposited U.S. Legal Tender or U.S.
Government Obligations,  together  with  earnings  thereon,
through the  Paying Agent  (other than  the Company  or any
Subsidiary  of   the  Company),  in  accordance  with  this
Indenture and the terms of the irrevocable trust agreement, to the payment of principal of and interest on the Securities.

          SECTION 8.6.   Repayment to the Company.

          Upon  termination   of  the   trust   established
pursuant to Section 8.1, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess
U.S. Legal Tender or U.S. Government Obligations held by them.

          The Trustee and the Paying Agent shall pay to the
Company upon  request, and,  if applicable,  in  accordance
with  the   irrevocable  trust   established  pursuant   to
Section 8.1, any  U.S.  Legal  Tender  or  U.S.  Government
Obligations held by them for the payment of principal of or interest on the Securities that remain unclaimed for two years after the date on which such payment shall have become due; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, cause to be published once, in a newspaper customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein,




L1103/WP88/03AV18
                           -81-

which shall  not be less than 30 days from the date of such
publication, any  unclaimed  balance  of  such  money  then
remaining shall be repaid to the Company.  After payment to
the Company,  holders entitled to such payment must look to
the Company for such payment as general creditors unless an
applicable  abandoned   property  law   designates  another
person.

          SECTION 8.7.   Reinstatement.

          If the Trustee or Paying Agent is unable to apply
any U.S.  Legal Tender  or U.S.  Government Obligations  in
accordance with  Section 8.1  or 8.2 by reason of any legal
proceeding or  by reason  of any  order or  judgment of any
court or  governmental authority  enjoining, restraining or
otherwise  prohibiting   such  application,  the  Company's
obligations under  this Indenture  and the Securities shall
be revived and reinstated as though no deposit had occurred
pursuant to  Section 8.1  or 8.2  until such  time  as  the
Trustee or Paying Agent is permitted to apply all such U.S.
Legal Tender  or U.S.  Government Obligations in accordance
with Section  8.1 or  8.2; provided,  however, that  if the
Company has made any payment of principal of or interest on
any  Securities   because  of   the  reinstatement  of  its
obligations, the Company shall be subrogated to the rights of the holders of such Securities to receive such payment from the U.S. Legal Tender or U.S. Government Obligations held by the Trustee or Paying Agent.

                        ARTICLE IX

           AMENDMENTS, SUPPLEMENTS AND WAIVERS

          SECTION 9.1.   Supplemental  Indentures   Without
Consent of Holders.

          Without the consent of any holder, the Company, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                    (1)  to   cure    any   ambiguity,
          defect, or inconsistency, or to make any other provisions with respect to matters or questions arising under this Indenture which




L1103/WP88/03AV18
                           -82-

          shall   not   be   inconsistent   with   the
          provisions of this Indenture, provided such action pursuant to this clause (1) shall not adversely affect the interests of any holder in any respect;

                    (2)  to add  to the  covenants  of
          the Company for the benefit of the holders, or to surrender any right or power herein conferred upon the Company or to make any other change that does not adversely affect the rights of any holder, provided, that the Company has delivered to the Trustee an Opinion of Counsel stating that such change does not adversely affect the rights of any holder;

                    (3)  to provide for collateral for
          the Securities;

                    (4)  to evidence the succession of
          another person to the Company, and the assumption by any such successor of the obligations of the Company, herein and in the Securities in accordance with Article V;
          or

                    (5)  to comply with the TIA.

          SECTION 9.2.   Amendments,           Supplemental
Indentures and Waivers with Consent of Holders.

          Subject to Section 6.8, with the consent of the holders of a majority in aggregate principal amount of then outstanding Securities, by written act of said holders delivered to the Company and the Trustee, the Company, when authorized by Board Resolutions, and the Trustee may amend or supplement this Indenture or the Securities or enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Securities or of modifying in any manner the rights of the holders under this Indenture or the Securities. Subject to Section 6.8, the holder or holders of a majority in aggregate principal amount of then outstanding Securities may waive compliance by the Company with any provision of this Indenture or the




L1103/WP88/03AV18
                           -83-

Securities.   Notwithstanding any of the above, however, no
such amendment, supplemental indenture or waiver shall, without the consent of the holder of each outstanding
Security affected thereby:

                    (1)  change  the   percentage   of
          principal amount of Securities whose holders must consent to an amendment, supplement or waiver of any provision of this Indenture or the Securities;

                    (2)  reduce the rate or extend the
          time  for   payment  of   interest  on   any
          Security;

                    (3)  reduce the  principal  amount
          of any Security, or reduce the Change of Control Purchase Price, the Offer Price or the Redemption Price;

                    (4)  change the Stated Maturity or
          the Change of Control Payment Date or the Purchase Date of any Security;

                    (5)  alter     the      redemption
          provisions of Article III or the terms or provisions of Section 4.9 or the terms or provisions of Article XI, in any case, in a manner adverse to any holder;

                    (6)  make  any   changes  in   the
          provisions concerning waivers of Defaults or
          Events  of   Default  by   holders  of   the
          Securities or the rights of holders to recover the principal of, interest on, or redemption payment with respect to, any Security;

                    (7)  make any  changes in  Section
          6.4, 6.7  or this  third  sentence  of  this
          Section 9.2;

                    (8)  make the principal of, or the
          interest  on,   any  Security  payable  with
          anything or in any manner other than as provided for in this Indenture and the





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                           -84-

          Securities as  in effect on the date hereof;          or

                    (9)  make      the      Securities
          subordinated in right of payment to any extent or under any circumstances to any other indebtedness.

          It shall not be necessary for the consent of the holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an  amendment, supplement  or waiver  under
this Section  becomes effective,  the Company shall mail to
the holders  affected thereby  a notice  briefly describing
the amendment,  supplement or  waiver.   Any failure of the
Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          After an amendment, supplement or waiver under this Section 9.2 or 9.4 becomes effective, it shall bind each holder.

          In connection with any amendment, supplement or waiver under this Article IX, the Company may, but shall not be obligated to, offer to any holder who consents to such amendment, supplement or waiver, or to all holders, consideration for such holder's consent to such amendment, supplement or waiver.

          SECTION 9.3.   Compliance with TIA.

          Every amendment, waiver or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

          SECTION 9.4.   Revocation and Effect of Consents.

          Until an amendment, waiver or supplement becomes effective, a consent to it by a holder is a continuing consent by the holder and every subsequent holder of a Security or portion of a Security that evidences the same debt as the consenting holder's Security, even if notation




L1103/WP88/03AV18
                           -85-

of the  consent is  not made on any Security.  However, any
such holder  or subsequent holder may revoke the consent as
to his  Security or  portion of  his  Security  by  written
notice to  the Company  or the  person  designated  by  the
Company as  the person  to whom  consents  should  be  sent
received before  the date  on which the Trustee receives an
Officers' Certificate  certifying that  the holders  of the
requisite principal  amount of  Securities  have  consented
(and  not   theretofore  revoked   such  consent)   to  the
amendment, supplement or waiver.

          The Company  may, but  shall not be obligated to,
fix a  record date  for  the  purpose  of  determining  the
holders entitled to consent to any amendment, supplement or
waiver, which record date shall be the date so fixed by the
Company notwithstanding  the provisions  of the  TIA.  If a
record  date   is  fixed,  then  notwithstanding  the  last
sentence of the immediately preceding paragraph, those persons who were holders at such record date, and only those persons (or their duly designated proxies), shall be entitled to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

          After an  amendment, supplement or waiver becomes
effective, it shall bind every holder of Securities, unless
it makes  a change  described in any of clauses (1) through
(9)  of   Section  9.2,   in  which  case,  the  amendment,
supplement or waiver
shall bind only each holder of a Security who has consented
to it  and every subsequent holder of a Security or portion
of  a   Security  that  evidences  the  same  debt  as  the
consenting holder's Security; provided, however, that any such waiver shall not impair or affect the right of any holder to receive payment of principal of and interest on a Security, on or after the respective dates set for such amounts to become due and payable expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates.

          SECTION 9.5.   Notation   on   or   Exchange   of
Securities.

          If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the holder of the Security to deliver it to the Trustee or require the




L1103/WP88/03AV18
                           -86-

holder to put an appropriate notation on the Security.  The
Trustee may  place an  appropriate notation on the Security
about the  changed terms  and  return  it  to  the  holder.
Alternatively, if the Company or the Trustee so determines,
the Company  in exchange  for the  Security shall issue and
the Trustee shall authenticate a new Security that reflects
the changed  terms.   Any failure  to make  the appropriate
notation or to issue a new Security shall not affect the validity of such amendment, supplement or waiver.

          SECTION 9.6.   Trustee to Sign Amendments, Etc.

          The  Trustee   shall   execute   any   amendment,
supplement or  waiver authorized  pursuant to  this Article
IX; provided,  that the  Trustee  may,  but  shall  not  be
obligated to,  execute any  such amendment,  supplement  or
waiver which  affects the  Trustee's own  rights, duties or
immunities under  this Indenture.   The  Trustee  shall  be
entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article IX is authorized or permitted by this Indenture.

                        ARTICLE X

            MEETINGS OF HOLDERS OF SECURITIES

          SECTION 10.1.  Purposes for Which Meetings May Be
Called.

          A meeting of holders of Securities may be called at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

          (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by the holders of Securities pursuant to any of the provisions of Article VI;

          (b)  to remove the Trustee or appoint a successor
Trustee pursuant to the provisions of Article VII;





L1103/WP88/03AV18
                           -87-

          (c) to consent to an amendment, supplement or waiver pursuant to the provisions of Section 9.2; or

          (d)  to take  any other  action (i) authorized to
be taken  by or  on behalf  of the holder or holders of any
specified aggregate  principal  amount  of  the  Securities
under any  other provision of this Indenture, or authorized
or  permitted  by  law  or  (ii) which  the  Trustee  deems
necessary   or   appropriate   in   connection   with   the
administration of this Indenture.

          SECTION 10.2.  Manner of Calling Meetings.

          The Trustee  may at  any time  call a  meeting of
holders of  Securities to  take  any  action  specified  in
Section 10.1, to  be held at such time and at such place in
the City  of New York, New York or elsewhere as the Trustee
shall determine.   Notice  of every  meeting of  holders of
Securities, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee, first-class postage prepaid, to the Company and to the holders at their last addresses as they shall appear on the registration books of the Registrar, not less than 10 nor more than 60 days prior to the date fixed for a meeting.

          Any meeting of holders of Securities shall be valid without notice if the holders of all Securities then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the holders of all Securities outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

          SECTION 10.3.   Call of  Meetings by  Company  or
Holders.

          In case  at any  time the  Company, pursuant to a
Board Resolution,  or the  holders of  not less than 10% in
aggregate  principal   amount  of   the   Securities   then
outstanding, shall have requested the Trustee to call a meeting of holders of Securities to take any action specified in Section 10.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the holders of Securities in




L1103/WP88/03AV18
                           -88-

the amount above specified may determine the time and place in the City of New York, New York or elsewhere for such meeting and may call such meeting for the purpose of taking such action, by mailing or causing to be mailed notice thereof as provided in Section 10.2, or by causing notice thereof to be published at least once in each of two successive calendar weeks (on any Business Day during such week) in a newspaper or newspapers printed in the English language, customarily published at least five days a week, of a general circulation in the City of New York, State of New York, the first such publication to be not less than 10 nor more than 60 days prior to the date fixed for the meeting.

          SECTION 10.4.  Who May Attend a Vote at Meetings.

          To be  entitled to vote at any meeting of holders
of Securities, a person shall (a) be a registered holder of
one or  more Securities  or (b) be a person appointed by an
instrument in writing as proxy for the registered holder or
holders of  Securities.   The only  persons  who  shall  be
entitled to be present or to speak at any meeting of holders of Securities shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          SECTION 10.5.     Regulations  May   Be  Made  by
Trustee;   Conduct   of   the   Meeting;   Voting   Rights;
Adjournment.

          Notwithstanding  any   other  provision  of  this
Indenture, the Trustee may make such reasonable regulations
as it  may deem  advisable for any action by or any meeting
of holders of Securities, in regard to proof of the holding
of Securities  and of  the appointment  of proxies,  and in
regard to  the appointment  and  duties  of  inspectors  of
votes,  and   submission  and   examination   of   proxies,
certificates and  other evidence  of the right to vote, and
such other matters concerning the conduct of the meeting as
it shall  think appropriate.   Such  regulations may  fix a
record date and time for determining the holders of record of Securities entitled to vote at such meeting, in which case those and only those persons who are holders of Securities at the record date and time so fixed, or their proxies, shall be entitled to vote at such meeting whether




L1103/WP88/03AV18
                           -89-

or not  they shall  be such  holders at  the  time  of  themeeting.

          The Trustee  shall, by  an instrument in writing,
appoint a  temporary chairman  of the  meeting, unless  the
meeting shall have been called by the Company or by holders
of Securities  as provided  in Section 10.3,  in which case
the Company  or  the  holders  of  Securities  calling  the
meeting, as the case may be, shall in like manner appoint a
temporary chairman.   A  permanent chairman and a permanent
secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

          At any meeting each holder of Securities or proxy
shall be  entitled to  one vote  for each  $1,000 principal
amount of  Securities held or represented by him; provided,
however, that  no vote  shall be  cast or  counted  at  any
meeting in  respect of  any Securities  challenged  as  not
outstanding and  ruled by the chairman of the meeting to be
not then  outstanding.   The chairman  of the meeting shall
have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other holders of Securities.
Any meeting of holders of Securities duly called pursuant to the provisions of Section 10.2 or Section 10.3 may be adjourned from time to time by vote of the holder or holders of a majority in aggregate principal amount of the Securities represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

          SECTION 10.6.   Voting at  the Meeting and Record
to Be Kept.

          The vote  upon any  resolution submitted  to  any
meeting of  holders  of  Securities  shall  be  by  written
ballots on  which shall be subscribed the signatures of the
holders of  Securities or of their representatives by proxy
and the  principal amount  of the  Securities voted  by the
ballot.   The  permanent  chairman  of  the  meeting  shall
appoint two  inspectors of votes, who shall count all votes
cast at  the meeting  for or against any resolution and who
shall make and file with the secretary of the meeting their
verified written  reports in duplicate of all votes cast at
the meeting.   A  record in duplicate of the proceedings of




L1103/WP88/03AV18
                           -90-

each meeting of holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in Section 10.2 or published as provided in Section 10.3. The record shall be signed and verified by the affidavits of the permanent chairman and the secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          SECTION 10.7.   Exercise of  Rights of Trustee or
holders of  Securities May  Not Be  Hindered or  Delayed by
Call of Meeting.

          Nothing contained in this Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of holders of Securities or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the holders of Securities under any of the provisions of this Indenture or of the Securities.


                        ARTICLE XI

               RIGHT TO REQUIRE REPURCHASE
                 UPON A CHANGE OF CONTROL

          SECTION 11.1.  Repurchase of Securities at Option
of the Holder Upon a Change of Control.

          (a) In the event that a Change of Control occurs, each holder of Securities shall have the right, at option of such holder and in accordance with the provisions of this Section 11.1, to require the Company to repurchase all or any part of such holder's Securities on the date that is no later than 40 Business Days after the occurrence of a Change of Control (the "Change of Control Payment




L1103/WP88/03AV18
                           -91-

Date"), at  a cash  purchase price  (the "Change of Control
Purchase Price") equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to and including the Change of Control Payment Date (as defined below).

          (b)  Following a  Change of  Control, the Company
shall make  an unconditional  offer (a  "Change of  Control
Offer") to  the holders  pursuant to the notice referred to
below to  purchase all  of the  Securities pursuant  to the
offer described  in clause  (c) of this Section 11.1 at the
Change of  Control Purchase  Price.  Within five days after
each date  upon which  a  Change  of  Control  shall  occur
requiring the  Company to  make a  Change of  Control Offer
pursuant to  this Section 11.1, the Company shall so notify
the Trustee.   Notice of a Change of Control Offer shall be
sent, at  least 20 Business  Days prior to the Final Change
of Control  Put Date  (as hereinafter  defined),  by  first
class mail, by the Company to each holder at its registered
address, with  a copy  to the  Trustee.   The notice to the
holders  shall   contain  all  instructions  and  materials
required by  applicable law  or otherwise  material to such
holders' decision  to tender  Securities  pursuant  to  the
Change of  Control Offer.   The  notice, which shall govern
the terms of the Change of Control Offer, shall state:

                    (1)  that the  Change  of  Control
          Offer is  being made pursuant to such notice
          and   this   Section 11.1   and   that   all
          Securities, or portions thereof, tendered will be accepted for payment;

                    (2)  the   Change    of    Control
          Purchase Price (including the amount of accrued and unpaid interest), the Change of Control Payment Date and the Final Change of
          Control Put Date (as defined below);

                    (3)  that any  Security or portion
          thereof  not   tendered  and   accepted  for
          payment will continue to accrue interest, if interest is then accruing;









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                           -92-

                          (4)  that,  unless   the   Company
          defaults in depositing U.S. Legal Tender with the Paying Agent in accordance with the last paragraph of this clause (b), any Security or portion thereof accepted for payment pursuant to the Change of Control
          Offer shall cease to accrue interest after the Change of Control Payment Date;

                    (5)  that holders electing to have
          a  Security  or  portion  thereof  purchased
          pursuant to  a Change  of Control Offer will
          be required  to surrender the Security, with
          the form  entitled "Election  of  Holder  to
          Require Purchase"  on  the  reverse  of  the
          Security  completed,  to  the  Paying  Agent
          (which  may   not  for   purposes  of   this
          Section 11.1,  notwithstanding  anything  in
          this Indenture to the contrary, be the Company or any Affiliate of the Company) at the address specified in the notice prior to the close of business on the third Business
          Day prior  to the  Change of Control Payment
          Date  (the  "Final  Change  of  Control  Put
          Date");

                    (6)  that holders will be entitled
          to withdraw  their election,  in whole or in
          part, if the Paying Agent receives, prior to
          the close of business on the Final Change of
          Control  Put   Date,  a   telegram,   telex,
          facsimile  transmission  or  letter  setting
          forth the  name of the holder, the principal
          amount  of  the  Securities  the  holder  is
          withdrawing and  a  statement  containing  a
          manual  or  facsimile  signature  that  such
          holder is  withdrawing his  election to have
          such   principal    amount   of   Securities
          purchased;

                    (7)  that holders electing to have
          a portion of a Security purchased pursuant to a Change of Control Offer will be issued a new Security in a principal amount equal to the unpurchased portion of the Securities surrendered; and




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                           -93-

                    (8)  a brief  description  of  the
          events resulting in such Change of Control.

          Any such Change of Control Offer shall comply with all applicable provisions of Federal and state laws, including Rule 14e-1 under the Exchange Act and any other laws regulating tender offers, if applicable, and any provisions of this Indenture which conflict with such laws shall be deemed to be superseded by the provisions of such laws.

          On or  before the Change of Control Payment Date,
the Company  shall (i) accept  for  payment  Securities  or
portions thereof  properly tendered  pursuant to the Change
of Control  Offer prior  to the  close of  business on  the
Final Change of Control
Put Date,  (ii) deposit with  the Paying  Agent U.S.  Legal
Tender sufficient  to pay  the Change  of Control  Purchase
Price (together  with accrued  and unpaid  interest) of all
Securities so  tendered and  (iii) deliver to  the  Trustee
Securities  so   accepted  together   with   an   Officers'
Certificate listing  the  Securities  or  portions  thereof
being purchased  by the  Company.   The Paying  Agent shall
promptly mail  or deliver  to the  holders of Securities or
portions thereof  so accepted payment in an amount equal to
the Change of Control Purchase Price (together with accrued
and  unpaid  interest)  for  such  Securities  or  portions
thereof, and  the Trustee  shall promptly  authenticate and
mail or  deliver to  such holders  a new  Security equal in
principal amount to any unpurchased portion of the Security
surrendered.   Any Securities  not  so  accepted  shall  be
promptly mailed  or delivered  by the Company to the holder
thereof.   The Company shall issue a public announcement of
the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date and will furnish a copy of such announcement to the Trustee.


                       ARTICLE XII

                      MISCELLANEOUS

          SECTION 12.1.  TIA Controls.

          If  any   provision  of  this  Indenture  limits,
qualifies,  or   conflicts  with   the  duties  imposed  by




L1103/WP88/03AV18
                           -94-

operation  of   the   TIA,   the   imposed   duties,   upon
qualification of this Indenture under the TIA, shall control.

          SECTION 12.2.  Notices.

          Any  notices   or  other  communications  to  the
Company or  the Trustee  required  or  permitted  hereunder
shall be  in writing,  and shall  be sufficiently  given if
made  by   hand  delivery,   by  telex,  by  telecopier  or
registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          if to the Company:

               Triangle Pacific Corp.
               16803 Dallas Parkway
               Dallas, Texas 75248
               Attention:  Darryl T. Marchand
































L1103/WP88/03AV18
                           -95-

                if to the Trustee:

               Ameritrust Texas National Association
               1201 Elm Street
               Suite 300
               Dallas, Texas  75201
               Attention: Corporate Trust Administration

          The Company or the Trustee by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered, if personally delivered; when the appropriate answer back is received, if telexed; when receipt is acknowledged, if telecopied; and five Business Days after mailing, if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

          Any notice or communication mailed to a holder of Securities shall be mailed to him by first class mail or other equivalent means at his address as it appears on the register of the Registrar and shall be sufficiently given to him if so mailed within the time period prescribed.

          Failure to mail a notice or communication to a holder of Securities or any defect in it shall not affect its sufficiency with respect to other holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          SECTION 12.3.   Communications  by  Holders  with
Other Holders.

          Holders of Securities may communicate pursuant to
Section 312(b) of the TIA with other holders with respect to their rights under this Indenture or the Securities.
The Company, the Trustee, the Registrar and any other person shall have the protection of Section 312(c) of the TIA.



          SECTION 12.4.   Certificate  and  Opinion  as  to
Conditions Precedent.




L1103/WP88/03AV18
                           -96-

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                    (1)  an Officers'  Certificate (in
          form and substance reasonably satisfactory to the Trustee) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                    (2)  an  Opinion  of  Counsel  (in
          form and  substance reasonably  satisfactory
          to the Trustee) stating that, in the opinion
          of  such   counsel,  all   such   conditions
          precedent have been complied with.

          SECTION 12.5.  Statements Required in Certificate
or Opinion.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (1)  a statement  that the  person
          making such certificate or opinion has read such covenant or condition;

                    (2)  a brief  statement as  to the
          nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3)  a  statement   that,  in  the
          opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4)  a statement  as to whether or
          not, in the opinion of each such person, such condition or covenant has been complied




L1103/WP88/03AV18
                           -97-

          with; provided,  however, that  with respect
          to matters of fact an Opinion of Counsel may
          rely  on   an   Officers'   Certificate   or
          certificates of public officials.

          SECTION 12.6.   Rules by  Trustee, Paying  Agent,
Registrar.

          The Trustee may make reasonable rules for action by or at a meeting of holders of Securities. The Paying
Agent or Registrar may make reasonable rules for its functions.

          SECTION 12.7.  Legal Holidays.

          The term "Legal Holiday" means any day other than a Business Day. If a payment date is a Legal Holiday, payment may be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.































L1103/WP88/03AV18
                           -98-

                SECTION 12.8.  Governing Law.

          THIS  INDENTURE   AND  THE  SECURITIES  SHALL  BE
GOVERNED BY  AND CONSTRUED  IN ACCORDANCE  WITH THE LAWS OF
THE STATE  OF NEW  YORK, AS  APPLIED TO  CONTRACTS MADE AND
PERFORMED WITHIN  THE STATE  OF NEW YORK AND WITHOUT REGARD
TO PRINCIPLES  OF CONFLICTS  OF LAW.   THE  COMPANY  HEREBY
IRREVOCABLY SUBMITS  TO THE  JURISDICTION OF  ANY NEW  YORK
STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY
OF NEW  YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF
MANHATTAN IN  THE CITY  OF NEW YORK IN RESPECT OF ANY SUIT,
ACTION OR  PROCEEDING ARISING  OUT OF  OR RELATING  TO THIS
INDENTURE OR  THE SECURITIES,  AND IRREVOCABLY  ACCEPTS FOR
ITSELF AND  IN  RESPECT  OF  ITS  PROPERTY,  GENERALLY  AND
UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.  THE
COMPANY IRREVOCABLY  WAIVES, TO  THE FULLEST  EXTENT IT MAY
EFFECTIVELY DO  SO UNDER  APPLICABLE LAW, TRIAL BY JURY AND
ANY OBJECTION  WHICH IT  MAY NOW  OR HEREAFTER  HAVE TO THE
LAYING OF  THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING
BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT,
ACTION OR  PROCEEDING BROUGHT  IN ANY  SUCH COURT  HAS BEEN
BROUGHT IN  AN INCONVENIENT  FORUM.   NOTHING HEREIN  SHALL
AFFECT THE  RIGHT OF  THE TRUSTEE  OR ANY  HOLDER TO  SERVE
PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE
LEGAL PROCEEDINGS  OR OTHERWISE PROCEED AGAINST THE COMPANY
IN ANY OTHER JURISDICTION.

          SECTION 12.9.  No Adverse Interpretation of Other
Agreements.

          This Indenture  may  not  be  used  to  interpret
another indenture,  loan or  debt agreement  of any  of the
Company or  any of  its Subsidiaries.   Any such indenture,
loan or debt agreement may not be used to interpret this Indenture.

          SECTION 12.10.  No Recourse against Others.

          A director,  officer,  employee,  stockholder  or
incorporator, as  such, of  the Company  shall not have any
liability for  any obligations  of the  Company  under  the
Securities or  this Indenture or for any claim based on, in
respect of  or by  reason  of  such  obligations  or  their
creation.   Each holder  by accepting a Security waives and
releases all  such liability.   Such waiver and release are





L1103/WP88/03AV18
                           -99-

part  of   the  consideration   for  the  issuance  of  theSecurities.

          SECTION 12.11.  Successors.

          All agreements  of the  Company in this Indenture
and  the   Securities  shall   bind  its  successor.    All
agreements of the Trustee in this Indenture shall bind its successor.

          SECTION 12.12.  Duplicate Originals.

          All parties  may sign  any number  of  copies  or
counterparts of  this  Indenture.    Each  signed  copy  or
counterpart shall be an original, but all of them together shall represent the same agreement.

          SECTION 12.13.  Severability.

          In case of any one or more of the provisions in this Indenture or in the Securities shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

          SECTION 12.14.  Table of Contents, Headings, Etc.

          The Table of Contents and Cross-Reference Table and the headings of the Articles and the Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.













L1103/WP88/03AV18
                          -100-

                              SIGNATURES

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                              TRIANGLE PACIFIC CORP.


                              By:    /s/ M.J. McHugh
                              Name: M. J. McHugh
                              Title:  Sr.   Executive  Vice
President

[SEAL]

Attest: /s/ Darryl T. Marchand


                              AMERITRUST TEXAS
                                 NATIONAL ASSOCIATION

                              By: /s/ J. Gary Jones
                              Name: J. Gary Jones
                              Title: Vice President


Attest:   /s/ Steve Shmell






















L1103/WP88/03AV18
                          -101-

                         EXHIBITS
                 Exhibit A - Form of Note

















































L1103/WP88/03AV18

                                                        EXHIBIT A

                  TRIANGLE PACIFIC CORP.

                     10-1/2% SENIOR NOTE
                         DUE 2003


No.                                                       $

                                      CUSIP No. 895912 AC 7

          Triangle Pacific  Corp., a  Delaware  corporation
(hereinafter called  the "Company," which term includes any
successor  corporation   under  the  Indenture  hereinafter
referred to), for value received, hereby promises to pay to
,   or   registered   assigns,   the   principal   sum   of
, on August 1, 2003.

          Interest Payment Dates: August 1 and February 1.

          Record Dates:  July 15 and January 15.

          Reference is  made to  the further  provisions of
this Security  on the  reverse side,  which will,  for  all
purposes, have  the same  effect as  if set  forth at  this
place.    Terms  used  herein  which  are  defined  in  the
Indenture shall have the meanings assigned to them in the Indenture.

          IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

Dated:

                              TRIANGLE PACIFIC CORP.


                              By:
                                   Senior  Executive   Vice
President


Attest:


Corporate Secretary

[Seal]

          This is one of the Securities described in the within-mentioned Indenture.

                                   AMERITRUST TEXAS
                                      NATIONAL ASSOCIATION,
                                          as Trustee


                                   By:
                                        Authorized
Signatory

Dated:



































L1103/WP88/03AV18
                           A-2

                        TRIANGLE PACIFIC CORP.

                     10-1/2% Senior Note
                         due 2003


1.   Interest.

          Triangle Pacific Corp., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at a rate of 10-1/2% per annum. To the extent it is lawful, the Company promises to pay interest on any interest payment due but unpaid on such principal amount at a rate of 10-1/2% per annum compounded semi-annually.

          The Company  will pay  interest semi-annually  on
August 1  and February 1  of each  year (each, an "Interest
Payment Date"),  commencing February 1,  1994.  Interest on
the Securities  will accrue  from the  most recent  date to
which interest  has been  paid or,  if no interest has been
paid, from              .  Interest will be computed on the
basis of a 360-day year for the actual number of days elapsed.

2.   Method of Payment.

          The Company  shall pay interest on the Securities
(except defaulted  interest) to  the persons  who  are  the
registered holders  at the close of business on the July 15
or January 15 (each, a "Record Date") immediately preceding
the  Interest   Payment  Date.     Holders  must  surrender
Securities to a Paying Agent to collect principal payments.
Except as  provided below,  the Company shall pay principal
and interest  in such coin or currency of the United States
of America  as at the time of payment shall be legal tender
for payment  of  public  and  private  debts  ("U.S.  Legal
Tender").   However, the  Company may  pay interest by wire
transfer of  Federal funds  or by its check payable in such
U.S. Legal  Tender.   The  Company  may  deliver  any  such
interest payment to the Paying Agent or the Company may mail any such interest payment to a holder at the holder's registered address.

3.   Paying Agent and Registrar.





L1103/WP88/03AV18
                           A-3

          Ameritrust Texas National Association will act as
the initial  Paying Agent  and Registrar.   The Company may
change any  Paying Agent, Registrar or co-Registrar without
notice  to  the  holders.    The  Company  or  any  of  its
Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4.   Indenture.

          This Security is issued under an Indenture, dated
as of August 1, 1993 (the "Indenture"), between the Company
and Ameritrust  Texas National Association, as Trustee (the
"Trustee").   The terms  of the  Securities  include  those
stated  in  the  Indenture  and  those  made  part  of  the
Indenture by reference to the Trust Indenture
Act, as  in effect  on the  date of  the  Indenture.    The
Securities are  subject to  all such  terms, and holders of
Securities are referred to the Indenture and said Act for a
statement  thereof.      The   Securities   are   unsecured
obligations of the Company limited in aggregate principal amount to $160,000,000.

5.   Redemption.

          The Securities may be redeemed in whole or from time to time in part at any time on and after August 1, 1998, at the option of the Company, at the Redemption Price
(expressed as a percentage of principal amount) set forth below with respect to the indicated Redemption Date, in each case, together with any accrued and unpaid interest to the Redemption Date. The Securities may not be so redeemed before August 1, 1998.


                                           Redemption
          Year                                  Price    _

          1998..........................103.938%
          1999..........................102.625%
          2000..........................101.313%
          2001 and thereafter...........     100.000%

          Any such redemption will comply with Article III of the Indenture.

6.   Notice of Redemption.





L1103/WP88/03AV18
                           A-4

          Notice of  redemption will  be  mailed  by  first
class mail  at least  30 days  but not  more than  60  days
before the  Redemption Date to each holder of Securities to
be redeemed.    Securities  in  denominations  larger  than
$1,000 may be redeemed in part.

          Except as  set forth  in the  Indenture, from and
after any  Redemption Date, if monies for the redemption of
Securities called  for redemption shall have been deposited
with  the   Paying  Agent  on  such  Redemption  Date,  the
Securities  called   for  redemption  will  cease  to  bear
interest and the only right of the holders of such Securities will be to receive payment of the Redemption
Price for such securities and accrued and unpaid interest thereon to the Redemption Date.

7.   Denominations; Transfer; Exchange.

          The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples thereof. A holder may register the transfer of or exchange
Securities in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption.

8.   Persons Deemed Owners.

          The registered holder of a Security shall be treated as the owner thereof for all purposes.

9.   Unclaimed Money.

          To the extent lawful, if money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent will return such money to the Company at its written request. Upon the return thereof, all liability of the Trustee and the Paying Agent with respect to such money shall cease.

10.  Discharge Prior to Redemption of Maturity.

          If the Company at any time deposits into an irrevocable trust with the Trustee U.S. Legal Tender or




L1103/WP88/03AV18
                           A-5

U.S. Government Obligations sufficient to pay the principal
of and interest on the Securities to redemption or maturity
and complies  with the  other provisions  of the  Indenture
relating thereto,  the  Company  will  be  discharged  from
certain provisions  of the  Indenture  and  the  Securities
(including certain  restrictive covenants  contained in the
Indenture,  but   excluding  its   obligation  to  pay  the
principal of and interest on the Securities).

11.  Amendment; Supplement; Waiver.

          Subject to  certain exceptions,  the Indenture or
the Securities  may be  amended or  supplemented  with  the
written consent  of the  holders of  at least a majority in
aggregate  principal   amount  of   the   Securities   then
outstanding, and  any existing  Default or Event of Default
or compliance  with any  provision may  be waived  with the
consent of the holders of a majority in aggregate principal
amount of  the  Securities  then  outstanding.    Any  such
consent or  waiver by  the holder  of a  Security shall  be
conclusive and  binding upon  such holder  and  all  future
holders of  such Security  and any Security issued upon the
transfer of  or in  exchange for  such Security, whether or
not notation  of such  consent or  waiver is made upon such
Security.   Without notice to or consent of any holder, the
parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any holder of a Security.

12.  Restrictive Covenants.

          The Indenture  imposes certain limitations on the
ability of the Company and its Subsidiaries to, among other
things,  Incur  additional  Indebtedness,  make  Restricted
Payments, enter  into Affiliate  Transactions, incur Liens,
sell assets, merge or consolidate with any other person and
sell, lease,  transfer  or  otherwise  dispose  of  all  or
substantially all  of its  properties  or  assets.    These
limitations are
subject  to   a  number  of  important  qualifications  and
exceptions.   The  Company  must  annually  report  to  the
Trustee on compliance with such limitations.

13.  Change of Control.





L1103/WP88/03AV18
                           A-6

          In the event there shall occur any Change of Control, each holder of Securities shall have the right, at such holder's option, but subject to the limitations and conditions set forth in the Indenture, to require the Company to purchase on the Change of Control Payment Date and in the manner specified in the Indenture, all or any part (in integral multiples of $1,000) of such holder's
Securities at a Change of Control Purchase Price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the Change of Control Payment
Date.

14.  Successors.

          When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

15.  Defaults and Remedies.

          If an  Event of Default occurs and is continuing,
the Trustee  or the  holders of  at least  25% in aggregate
principal amount  of the  then outstanding  Securities  may
declare  all   the  Securities   to  be   due  and  payable
immediately in  the manner  and with the effect provided in
the Indenture.   The  Indenture provides  that no holder of
any Securities  may enforce  any remedy under the Indenture
except in  the case  of failure of the Trustee to act after
its receipt  of (i)  notice  of  default,  (ii)  a  written
request by  the holders  of 25%  in principal amount of the
then  outstanding   Securities  and   (iii)  security   and
indemnity reasonably  satisfactory to  the  Trustee.    The
Trustee  may  require  security  and  indemnity  reasonably
satisfactory to  it before it enforces the Indenture or the
Securities.   Subject to  certain limitations, holders of a
majority  in   aggregate  principal   amount  of  the  then
outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest), if it determines that withholding notice is in their interest.

16.  Trustee Dealings with Company.

          The  Trustee   under  the   Indenture,   in   its
individual or any other capacity, may make loans to, accept




L1103/WP88/03AV18
                           A-7

deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

17.  No Recourse Against Others.

          No stockholder,  director, officer,  employee  or
incorporator, as  such, past,  present or  future,  of  the
Company  or   any  successor  corporation  shall  have  any
liability for  any obligation  of  the  Company  under  the
Securities or  the Indenture  or for any claim based on, in
respect of  or by  reason of,  such  obligations  or  their
creation.   The holder  of this  Security by accepting this
Security waives  and releases  all  such  liability.    The
waiver and release are part of the consideration for the issuance of the Securities.

18.  Interest Limitation.

          If any  usury law now or at any time hereafter in
force  shall   be  applicable  to  the  Securities  or  the
Indenture or  any  other  document  or  instrument  related
hereto or  thereto, it  is the intention of the Company and
each holder  of the  Securities to  conform strictly to any
such usury  laws and  any subsequent  revisions or  repeals
thereof.   In furtherance  thereof, the  Company  and  each
holder of  the Securities  stipulate and agree that none of
the terms and provisions contained in the Securities or the
Indenture or  any  other  document  or  instrument  related
hereto or thereto shall ever be construed to give rise to a
contract or  obligation to  pay interest  in excess  of the
maximum amount  permitted  to  be  contracted  for,  taken,
reserved,  charged,   collected  or   received  under   any
applicable law,  and the  provisions of  this paragraph  18
shall control  in the  event of  any conflict  between such
provisions  and  any  other  provisions  contained  in  the
Securities or  the  Indenture  or  any  other  document  or
instrument related  hereto or thereto.  Accordingly, if the
transactions  contemplated   by  the   Securities  or   the
Indenture or any other document or instrument related hereto or thereto would be usurious under any applicable law, then, in such event, all amounts that constitute interest under applicable law that are contracted for, taken, reserved, charged, collected or received under the Securities or the Indenture or any other document or instrument shall under no circumstances exceed the maximum




L1103/WP88/03AV18
                           A-8

amount allowed by applicable law, and the excess, if any, shall be credited to the principal amount of the Securities
(or, if the principal amount of the Securities shall have been paid or deemed to be paid in full, shall be refunded to the Company).

19.  Authentication.

          This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the face of this Security.

20.  Abbreviations and Defined Terms.

          Customary abbreviations  may be  used in the name
of a holder of a Security or an assignee, such as:  TEN COM
(=  tenants   in  common),   TEN  ENT  (=  tenants  by  the
entireties),  JT   TEN  (=  joint  tenants  with  right  of
survivorship  and  not  as  tenants  in  common),  CUST  (=
Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

21.  CUSIP Numbers.

          Pursuant to  a recommendation  promulgated by the
Committee on  Uniform Security  Identification  Procedures,
the Company  will cause  CUSIP numbers to be printed on the
Securities  as   a  convenience   to  the  holders  of  the
Securities.   No representation  is made as to the accuracy
of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.



















L1103/WP88/03AV18
                           A-9

                          FORM OF ASSIGNMENT

          I or we assign this Security to:






  (Print or type name, address and zip code of assignee)


          Please   insert    Social   Security   or   other
identifying
number of assignee:



and irrevocably appoint
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date:            Signature:                               _
                         (Sign exactly as name appears on
                         the other side of this Security)

Signature guarantee:
                    (Signatures must  be  guaranteed  by  a
bank, a trust company
                    or a  member firm of the New York Stock
Exchange, Inc.)


















L1103/WP88/03AV18
                           A-10

                ELECTION OF HOLDER TO REQUIRE PURCHASE


          If you want to elect to have this Security purchased by the Company pursuant to Section 4.9 or Article
XI of the Indenture, check the appropriate box:


          o    Section 4.9         o   Article XI


          If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.9 or Article XI of the Indenture, as the case may be, state the amount you want to be purchased: $__________.


Date:                                            Signature:
                              (Sign exactly  as  your  name
                              appears on  the other side of
                              this Security)



Signature guarantee:
                    (Signatures must  be  guaranteed  by  a
bank, a trust company
                    or a  member firm of the New York Stock
Exchange, Inc.)





















L1103/WP88/03AV18
                           A-11